RULE 497(e):
                                                               33-34841;811-6011

The Montgomery Funds
101 California Street
San Francisco, California 94111
(800) 572-FUND

Prospectus

November __, 1996

The  following   eighteen  mutual  funds  (the  "Funds")  are  offered  in  this
Prospectus:

                                                                    Fund Number

  o Montgomery Growth Fund                                          284
  o Montgomery Equity Income Fund                                   293
  o Montgomery Small Cap Fund                                       276
  o Montgomery Small Cap Opportunities Fund                         645
  o Montgomery Micro Cap Fund                                       294
  o Montgomery Global Opportunities Fund                            285
  o Montgomery Global Communications Fund                           280
  o Montgomery International Small Cap Fund                         283
  o Montgomery International Growth Fund                            296
  o Montgomery Emerging Asia Fund                                   648
  o Montgomery Emerging Markets Fund                                277
  o Montgomery Select 50 Fund                                       295
  o Montgomery Asset Allocation Fund                                291
  o Montgomery Short Government Bond Fund                           279
  o Montgomery Government Reserve Fund                              278
  o Montgomery Federal Tax-Free Money Fund                          647
  o Montgomery California Tax-Free Intermediate Bond Fund           281
  o Montgomery California Tax-Free Money Fund                       292

Each Fund's shares offered in this Prospectus (the Class R shares) are sold at net asset value with no sales load, no commissions, no Rule 12b-1 fees, and no redemption or exchange fees. The minimum initial investment in each Fund is $1,000 ($5,000 for the Micro Cap Fund), and subsequent investments must be at least $100 ($500 for the Micro Cap Fund). The Manager or the Distributor may waive these minimums. See "How to Invest in the Funds."

Each Fund is a separate series of either The Montgomery Funds or The Montgomery Funds II, both open-end management investment companies, and managed by Montgomery Asset Management, L.P. (the "Manager"), an affiliate of Montgomery Securities (the "Distributor"). Each Fund has its own investment objective and policies designed to meet different investment goals. As with all mutual funds, attainment of each Fund's investment objective cannot be assured.

Please read this Prospectus before investing and retain it for future reference. A Statement of Additional Information dated November __, 1996, as may be revised, has been filed with the Securities and Exchange Commission, is incorporated by this reference and is available without charge by calling (800) 572-FUND. If you are viewing the electronic version of this prospectus through an on-line computer service, you may request a printed version free of charge by calling (800) 572-FUND.

The Internet address for The Montgomery Funds is www.xperts.montgomery.com/1.



AN INVESTMENT IN THE FUNDS IS NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT. THERE CAN BE NO ASSURANCE THAT MONTGOMERY GOVERNMENT RESERVE FUND, MONTGOMERY FEDERAL TAX-FREE MONEY FUND AND MONTGOMERY CALIFORNIA TAX-FREE MONEY FUND WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

TABLE OF CONTENTS
-----------------------------------------------------


      The Montgomery Funds                                                    3

      Fees and Expenses of the Funds                                          5

      Financial Highlights                                                    7

      The Funds' Investment Objectives and Policies                          11

      Portfolio Securities                                                   18

      Other Investment Practices                                             21

      Risk Considerations                                                    23

      Management of the Funds                                                25

      How to Contact the Funds                                               29

      How To Invest in the Funds                                             29

      How To Redeem an Investment in the Funds                               32

      Exchange Privileges and Restrictions                                   34

      How Net Asset Value is Determined                                      36

      Dividends and Distributions                                            36

      Taxation                                                               37

      General Information                                                    38

      Backup Withholding                                                     39

      Glossary                                                               A1

                              The Montgomery Funds

The Funds' investment objectives are summarized below. See "The Funds' Investment Objectives and Policies" beginning on page 11, "Portfolio Securities" beginning on page 18, "Other Investment Practices" beginning on page 21 and "Risk Considerations" beginning on page 23 for more detailed information.

                                The Equity Funds

--------------------------------------------------------------
Montgomery Growth Fund
Seeks capital appreciation by investing primarily in equity securities, usually common stocks, of domestic companies of all sizes and emphasizes companies having market capitalizations of $1 billion or more.


--------------------------------------------------------------

--------------------------------------------------------------
Montgomery Small Cap Fund
Seeks capital appreciation by investing primarily in equity securities, usually common stocks, of small-capitalization domestic companies, which the Fund currently considers to be companies having total market capitalizations of less than
$1 billion.
--------------------------------------------------------------

--------------------------------------------------------------
Montgomery Micro Cap Fund
Seeks capital appreciation by investing primarily in equity securities, usually common stocks, of domestic companies that have the potential for rapid growth and are micro-capitalization companies, which the Fund currently considers to be companies having total market capitalizations that would place them in the smallest 10% of market capitalization for domestic companies as measured by the Wilshire 5000 Index.
--------------------------------------------------------------

--------------------------------------------------------------
Montgomery Emerging Markets Fund
Seeks capital appreciation by investing primarily in equity securities of companies in countries having economies and markets generally considered by the World Bank or the United Nations to be emerging or developing.


--------------------------------------------------------------

--------------------------------------------------------------
Montgomery Global Opportunities Fund
Seeks capital appreciation by investing primarily in equity securities of companies of all sizes throughout the world but emphasizes companies having market capitalizations of $1 billion or more, sound fundamental values and potential for long-term growth at a reasonable price.
--------------------------------------------------------------

--------------------------------------------------------------
Montgomery International Small Cap Fund
Seeks capital appreciation by investing primarily in equity securities of companies outside the U.S. having total market capitalizations of less than $1 billion, sound fundamental values and potential for long-term growth at a reasonable price.
--------------------------------------------------------------

--------------------------------------------------------------
Montgomery Equity Income Fund
Seeks current income and capital appreciation by
investing primarily in income-producing equity
securities of domestic companies, with the goal to
provide significantly greater yield than the average
yield offered by the stocks of the S&P 500 and a low
level of price volatility.
--------------------------------------------------------------

--------------------------------------------------------------
Montgomery Small Cap Opportunities Fund
Seeks capital appreciation by investing primarily in
equity securities, usually common stocks, of
small-capitalization domestic companies, which the Fund
currently considers to be companies having total market
capitalizations of less than $1 billion.
--------------------------------------------------------------

--------------------------------------------------------------
Montgomery Emerging Asia Fund
Seeks long-term capital appreciation through investment primarily in the equity securities of emerging Asian companies.





--------------------------------------------------------------

--------------------------------------------------------------
Montgomery Global Communications Fund
Seeks capital appreciation by investing primarily in
equity securities of communications companies (i.e.,
companies primarily engaged in developing, manufacturing
or selling communications equipment or services)
throughout the world having sound fundamental values and potential for long-term growth at a reasonable price.
--------------------------------------------------------------

--------------------------------------------------------------
Montgomery International Growth Fund
Seeks capital appreciation by investing primarily in
equity securities of companies outside the United States
having total market capitalizations over $1 billion,
sound fundamental values and potential for long-term
growth at a reasonable price.
--------------------------------------------------------------

                            The Multi-Strategy Funds

--------------------------------------------------------------
Montgomery Select 50 Fund
Seeks capital appreciation by investing primarily in at
least 50 different equity securities of companies of all
sizes throughout the world.  Each of the Manager's five
equity discipline management teams selects 10 equity securities based on the potential for capital appreciation.
--------------------------------------------------------------

--------------------------------------------------------------
Montgomery Asset Allocation Fund
Seeks high total return, while also seeking to reduce risk, through a strategic or active allocation of assets among domestic stocks, fixed-income securities and cash or cash equivalents.

--------------------------------------------------------------



                             The Fixed Income Funds

--------------------------------------------------------------
Montgomery Short Government Bond Fund
Seeks maximum total return  consistent  with  preservation of
capital  and  prudent  investment   management  by  investing
primarily in U.S. government securities and, to manage interest rate risk, maintains an average portfolio effective duration comparable to or less than three-year U.S. Treasury notes. It targets higher yields than money market funds generally with less fluctuation in the value of its shares than long-term bond funds. This Fund does not maintain a stable net asset value of $1.00 per share.
--------------------------------------------------------------

--------------------------------------------------------------
Montgomery Federal Tax-Free Money Fund
Seeks current income exempt from federal income tax
consistent with liquidity and preservation of capital.  It
seeks to maintain a stable net asset value of $1.00 per
share.
--------------------------------------------------------------

--------------------------------------------------------------
Montgomery California Tax-Free Intermediate Bond Fund
Seeks maximum current income exempt from federal and California personal income taxes consistent with preserving capital and prudent investment management. It targets higher yields than tax-free money market funds but generally with less fluctuation in the value of its shares than long-term tax-free bond funds. It does not maintain a stable net asset value of $1.00 per share.
--------------------------------------------------------------

--------------------------------------------------------------
Montgomery Government Reserve Fund
Seeks current income consistent with liquidity and preservation of capital by investing exclusively in U.S.
government securities, repurchase agreements for U.S.
government securities and other money market funds investing exclusively in U.S. government securities and such repurchase agreements. It seeks to maintain a stable net asset value of $1.00 per share.


--------------------------------------------------------------

--------------------------------------------------------------
Montgomery California Tax-Free Money Fund
Seeks maximum current income exempt from federal and
California personal income taxes consistent with
liquidity and preservation of capital.  It seeks to
maintain a stable net asset value of $1.00 per share.
--------------------------------------------------------------


The Funds offer other classes of shares to eligible investors. The other classes of shares may have different fees and expenses that may affect performance. For information concerning the other classes of shares not offered in this Prospectus, call The Montgomery Funds at (800) 572-FUND or contact sales representatives or financial intermediaries who offer those classes.

                         Fees And Expenses Of The Funds

Shareholder Transaction Expenses

An investor would pay the following charges when buying or redeeming shares of a
Fund:

    Maximum Sales Load          Maximum Sales Load
   Imposed on Purchases   Imposed on Reinvested Dividends  Deferred Sales Load  Redemption Fees+          Exchange Fees
--------------------------------------------------------------------------------------------------------------------------------
           None                        None                      None                   None                     None
--------------------------------------------------------------------------------------------------------------------------------

Annual Fund Operating Expenses (as a percentage of average net assets):

                                                                                                         Total Fund Operating
                                                                                   Other Expenses              Expenses
The Equity Funds                                          Management Fee*      (after reimbursement)*    (after reimbursement)*
-----------------------------------------------------------------------------------------------------------------------------------
Montgomery Growth Fund                                         1.00%                    0.50%                     1.50%
-----------------------------------------------------------------------------------------------------------------------------------
Montgomery Equity Income Fund                                  0.60%                    0.25%                     0.85%
-----------------------------------------------------------------------------------------------------------------------------------
Montgomery Small Cap Fund                                      1.00%                    0.37%                     1.37%
-----------------------------------------------------------------------------------------------------------------------------------
Montgomery Small Cap Opportunities Fund                        1.20%                    0.30%                     1.50%
-----------------------------------------------------------------------------------------------------------------------------------
Montgomery Micro Cap Fund                                      1.40%                    0.35%                     1.75%
-----------------------------------------------------------------------------------------------------------------------------------
Montgomery Global Opportunities Fund                           1.25%                    0.65%                     1.90%
-----------------------------------------------------------------------------------------------------------------------------------
Montgomery Global Communications Fund                          1.25%                    0.65%                     1.90%
-----------------------------------------------------------------------------------------------------------------------------------
Montgomery International Small Cap Fund                        1.25%                    0.65%                     1.90%
-----------------------------------------------------------------------------------------------------------------------------------
Montgomery International Growth Fund                           1.10%                    0.55%                     1.65%
-----------------------------------------------------------------------------------------------------------------------------------
Montgomery Emerging Asia Fund                                  1.25%                    0.65%                     1.90%
-----------------------------------------------------------------------------------------------------------------------------------
Montgomery Emerging Markets Fund                               1.07%                    0.73%                     1.80%
-----------------------------------------------------------------------------------------------------------------------------------


                                                                                                        Total Fund Operating
                                                                                  Other Expenses              Expenses
The Multi-Strategy and Fixed Income Funds                Management Fee*      (after reimbursement)*   (after reimbursement)*
--------------------------------------------------------------------------------------------------------------------------------
Montgomery Select 50 Fund                                     1.25%                   0.55%                    1.80%
--------------------------------------------------------------------------------------------------------------------------------
Montgomery Asset Allocation Fund                              0.80%                   0.50%                    1.30%
--------------------------------------------------------------------------------------------------------------------------------
Montgomery Short Government Bond Fund                         0.50%                   0.20%                    0.70%
--------------------------------------------------------------------------------------------------------------------------------
Montgomery Government Reserve Fund                            0.40%                   0.20%                    0.60%
--------------------------------------------------------------------------------------------------------------------------------
Montgomery Federal Tax-Free Money Fund                        0.40%                   0.20%                    0.60%
--------------------------------------------------------------------------------------------------------------------------------
Montgomery California Tax-Free Intermediate Bond Fund         0.50%                   0.20%                    0.70%
--------------------------------------------------------------------------------------------------------------------------------
Montgomery California Tax-Free Money Fund                     0.40%                   0.20%                    0.60%
--------------------------------------------------------------------------------------------------------------------------------

These tables are intended to assist the investor in understanding the various expenses of each Fund. Operating expenses are paid out of a Fund's assets and are factored into the Fund's share price. Each Fund estimates that it will have the expenses listed (expressed as a percentage of average net assets) for the current fiscal year.

+   Shareholders  effecting redemptions via wire transfer may be required to pay fees,  including the wire fee and other fees, that will be directly deducted from  redemption  proceeds.  The Montgomery  Funds reserve the right upon 60 days' advance notice to  shareholders to impose a redemption fee of up to 1%
    on shares  redeemed  within 90 days of purchase.  The Funds also reserve the right to impose a $20 annual account  maintenance  fee on accounts that fall below the minimum investment  because of redemptions.  See "How to Redeem an
    Investment in the Funds."
                                        5



*   Expenses for the Funds are based on actual expenses and expense  limitations for the  fiscal  year  ended  June 30,  1996.  Expenses  for the  Montgomery
    Emerging Asia Fund and Montgomery Federal Tax-Free Money Fund are estimated.
    The  Manager  will  reduce its fees and may absorb or  reimburse  a Fund for certain  expenses  to the  extent  necessary  to  limit  total  annual  fund operating  expenses to the lesser of the amount indicated in the table for a
    Fund or the maximum allowed by applicable state expense limitations.  A Fund is required to reimburse the Manager for any reductions in the Manager's fee only during the two years (three years in the case of the  Montgomery  Asset
    Allocation Fund) following that reduction and only if such reimbursement can be achieved within the foregoing expense limits. The Manager generally seeks reimbursement  for the oldest reductions and waivers before payment for fees and  expenses  for the current  year.  Absent  reduction,  actual total Fund operating  expenses  for the period ended June 30, 1996  (annualized)  would have been as follows:  Montgomery  Equity  Income  Fund,  1.45% (0.85% other expenses);  Montgomery  Small Cap  Opportunities  Fund,  2.16%  (0.96% other
    expenses);   Montgomery  Micro  Cap  Fund,  1.79%  (0.39%  other  expenses);
    Montgomery  Global   Opportunities   Fund,  2.05%  (0.80%  other  expenses);
    Montgomery  Global   Communications  Fund,  2.01%  (0.76%  other  expenses);
    Montgomery   International   Growth  Fund,  2.91%  (1.81%  other  expenses);
    Montgomery  International  Small Cap Fund,  2.76%  (1.53%  other  expenses);
    Montgomery Asset  Allocation Fund, 1.55% (0.95% other expenses);  Montgomery
    Select 50 Fund,  2.11% (0.86% other  expenses);  Montgomery Short Government
    Bond Fund, 2.31% (1.81% other expenses); Montgomery Government Reserve Fund,
    0.74% (0.36% other expenses);  Montgomery  California Tax-Free  Intermediate
    Bond Fund, 1.43% (0.93% other expenses);  and Montgomery California Tax-Free
    Money Fund, 0.80% (0.40% other expenses). Absent the reduction, actual total
    Fund operating  expenses are estimated to be as follows:  Montgomery Federal
    Tax-Free Money Fund,  1.00%(0.60% other expenses);  Montgomery Emerging Asia
    Fund,  3.25%  (2.00%  other  expenses).  The  Manager  may  terminate  these voluntary reductions at any time. See "Management of the Funds."




Example of Expenses for the Funds

Assuming, hypothetically, that each Fund's annual return is 5% and that its operating expenses are as set forth above, an investor buying $1,000 of a Fund's shares would have paid the following total expenses upon redeeming such shares:

                                                            1 Year           3 Years           5 Years           10 Years
--------------------------------------------------------------------------------------------------------------------------------
Montgomery Growth Fund                                       $15               $47               $82               $179
--------------------------------------------------------------------------------------------------------------------------------
Montgomery Equity Income Fund                                 $9               $27               N/A                N/A
--------------------------------------------------------------------------------------------------------------------------------
Montgomery Small Cap Fund                                    $14               $43               $75               $165
--------------------------------------------------------------------------------------------------------------------------------
Montgomery Small Cap Opportunities Fund                      $15               $47               $82               $179
--------------------------------------------------------------------------------------------------------------------------------
Montgomery Micro Cap Fund                                    $18               $55               $95               $206
--------------------------------------------------------------------------------------------------------------------------------
Montgomery Global Opportunities Fund                         $19               $55               $95               $206
--------------------------------------------------------------------------------------------------------------------------------
Montgomery Global Communications Fund                        $19               $60               $103              $222
--------------------------------------------------------------------------------------------------------------------------------
Montgomery International Small Cap Fund                      $19               $60               $103              $222
--------------------------------------------------------------------------------------------------------------------------------
Montgomery International Growth Fund                         $17               $52               $90               $195
--------------------------------------------------------------------------------------------------------------------------------
Montgomery Emerging Asia Fund                                $19               $55               N/A                N/A
--------------------------------------------------------------------------------------------------------------------------------
Montgomery Emerging Markets Fund                             $18               $57               $97               $212
--------------------------------------------------------------------------------------------------------------------------------
Montgomery Select 50 Fund                                    $18               $57               $97               $212
--------------------------------------------------------------------------------------------------------------------------------
Montgomery Asset Allocation Fund                             $13               $41               $71               $157
--------------------------------------------------------------------------------------------------------------------------------
Montgomery Short Government Bond Fund                         $6               $19               $33                $75
--------------------------------------------------------------------------------------------------------------------------------
Montgomery Government Reserve Fund                            $6               $19               $33                $75
--------------------------------------------------------------------------------------------------------------------------------
Montgomery Federal Tax-Free Money Fund                        $6               $19               N/A                N/A
--------------------------------------------------------------------------------------------------------------------------------
Montgomery California Tax-Free Intermediate Bond Fund         $6               $19               $34                $76
--------------------------------------------------------------------------------------------------------------------------------
Montgomery California Tax-Free Money Fund                     $6               $19               $33                $74
--------------------------------------------------------------------------------------------------------------------------------


This example is to show the effect of expenses. This example does not represent past or future expenses or returns; actual expenses and returns may vary.

                                        6

                              Financial Highlights
                       Selected Per Share Data and Ratios

       The following financial information for the periods ended June 30, 1992 through June 30, 1996 was audited by Deloitte & Touche LLP, whose report, dated
August 16, 1996, appears in the 1996 Annual Report of the Funds. The information for the period ended June 30, 1991 was audited by other independent accountants whose report is not included herein.


                                                                         GROWTH FUND                           MICRO CAP FUND

Selected Per Share Data for the Year or Period Ended June 30:  1996            1995          1994(a)          1996        1995(b)#
Net asset value -- beginning of year                         $19.16          $15.27         $12.00           $13.75        $12.00
------------------------------------------------------------------------------------------------------------------------------------
Net investment income/(loss)                                   0.17            0.12           0.04            (0.04)         0.09
Net realized and unrealized gain on investments                4.32            3.91           3.31++           4.26          1.66
------------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets resulting from
  investment operations                                        4.49            4.03           3.35             4.22          1.75
------------------------------------------------------------------------------------------------------------------------------------
Distributions:
  Dividends from net investment income                        (0.17)          (0.07)         (0.01)           (0.04)         --
  Distributions from net realized capital gains               (1.54)          (0.07)          --              (0.11)         --
  Distribution in excess of net realized capital gains         --              --            (0.07)            --            --
  Distributions from capital                                   --              --             --               --            --
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                                           (1.71)          (0.14)         (0.08)           (0.15)         --
------------------------------------------------------------------------------------------------------------------------------------
Net asset value -- end of year                               $21.94          $19.16         $15.27           $17.82        $13.75
------------------------------------------------------------------------------------------------------------------------------------
Total return**                                                24.85%          26.53%         27.98%           30.95%        14.58%
------------------------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets/Supplemental Data:
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of year (in 000's)                         $926,382        $878,776       $149,103         $306,217      $162,949
------------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income/loss to average net assets      0.78%           0.98%          1.09%+          (0.11)%        1.40%+
------------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets                        1.35%           1.50%          1.49%+           1.75%         1.75%+
------------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                      118.14%         128.36%        110.65%           88.98%        36.81%
------------------------------------------------------------------------------------------------------------------------------------
Average commission rate paid+++                             $0.0596             N/A            N/A          $0.0573           N/A
------------------------------------------------------------------------------------------------------------------------------------
Net investment income/(loss) before deferral of fees
  by Manager                                                   --              --            $0.03           ($0.05)        $0.07
------------------------------------------------------------------------------------------------------------------------------------
Expense ratio before
  deferral of fees by Manager                                  --              --             1.79%+           1.79%         2.07%+
------------------------------------------------------------------------------------------------------------------------------------

(a) The Growth Fund's Class R Shares commenced operations on September 30, 1993.
(b) The Micro Cap Fund's  Class R Shares  commenced  operations  on December 30,
    1994.
(c) The Small Cap Fund's Class R Shares became available for investment by the public on July 13, 1990.
(d) The Small Cap Opportunities Fund's Class R Shares commenced operations on December 29, 1995.
**  Total return represents aggregate total return for the periods indicated.
+   Annualized.

                                                                       EQUITY INCOME FUND                     INTERNATIONAL GROWTH
                                                                                                                      FUND
Selected Per Share Data for the Year or Period Ended June 30:        1996                1995(a)                     1996(b)
Net asset value -- beginning of year                                $13.38               $12.00                      $12.00
--------------------------------------------------------------------------------------------------------------------------------
Net investment income/(loss)                                          0.43                 0.31                        0.02
Net realized and unrealized gain/(loss) on investments                2.82                 1.38                        3.29
--------------------------------------------------------------------------------------------------------------------------------
Net increase/(decrease) in net assets resulting from
  investment operations                                               3.25                 1.69                        3.31
--------------------------------------------------------------------------------------------------------------------------------
Distributions:
  Dividends from net investment income                               (0.42)               (0.31)                       --
  Distributions from net realized capital gains                      (0.12)                --                          --
  Distribution in excess of net realized capital gains                --                   --                          --
--------------------------------------------------------------------------------------------------------------------------------
Total distributions                                                  (0.54)               (0.31)                       --
--------------------------------------------------------------------------------------------------------------------------------
Net asset value -- end of year                                      $16.09               $13.38                      $15.31
--------------------------------------------------------------------------------------------------------------------------------
Total return**                                                       24.56%               14.26%                      27.58%
--------------------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets/Supplemental Data:
--------------------------------------------------------------------------------------------------------------------------------
Net assets, end of year (in 000's)                                 $19,312               $6,383                     $18,303
--------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income/(loss) to average net assets           3.03%                4.06%+                      0.26%+
--------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets, excluding interest expense   0.85%                0.84%+                      1.65%+
--------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                              89.77%               29.46%                     238.91%
--------------------------------------------------------------------------------------------------------------------------------
Average commission rate paid+++                                    $0.0423                  N/A                     $0.0176
--------------------------------------------------------------------------------------------------------------------------------
Net investment income/(loss) before deferral of fees by Manager      $0.34                $0.13                      ($0.07)
--------------------------------------------------------------------------------------------------------------------------------
Expense ratio before
  deferral of fees by Manager, including interest expense             1.45%                3.16%+                      2.91%+
--------------------------------------------------------------------------------------------------------------------------------
Expense ratio including interest expense                              --                   --                          --
--------------------------------------------------------------------------------------------------------------------------------

(a) The Equity Income Fund's Class R Shares commenced operations on September 30, 1994.
(b) The International Growth Fund's Class R Shares commenced operations on July 3, 1995.
(c) The International Small Cap Fund's Class R Shares commenced operations on September 30, 1993.
(d) The Global Opportunities Fund's Class R Shares commenced operations on September 30, 1993.
(e) The Global Communications Fund's Class R Shares commenced operations on June 1, 1993.
**  Total return represents aggregate total return for the periods indicated
+   Annualized.



                                                                                                                 SMALL CAP
                                                SMALL CAP FUND                                                 OPPORTUNITIES
                                                                                                                    FUND
           1996          1995          1994           1993          1992          1991        1990(c)             1996(d)#
         $17.11        $15.15         $16.83        $12.90        $13.24        $10.05        $10.62               $12.00
---------------------------------------------------------------------------------------------------------------------------------
          (0.09)        (0.10)         (0.12)        (0.11)        (0.06)        (0.06)        (0.07)                0.02
           6.31          3.04          (0.47)         4.04          3.25          3.27          2.71                 3.78++
---------------------------------------------------------------------------------------------------------------------------------

           6.22          2.94          (0.59)         3.93          3.19          3.21          2.64                 3.80
---------------------------------------------------------------------------------------------------------------------------------

           --            --             --            --            --            --            --                   --
          (1.78)        (0.98)         (1.09)         --           (2.75)        (0.02)        (0.02)                --
           --            --             --            --            --            --            --                   --
           --            --             --            --           (0.78)         --            --                   --
---------------------------------------------------------------------------------------------------------------------------------
          (1.78)        (0.98)         (1.09)         --           (3.53)        (0.02)        (0.02)                --
---------------------------------------------------------------------------------------------------------------------------------
         $21.55        $17.11         $15.15        $16.83        $12.90        $13.24        $13.24               $15.80
---------------------------------------------------------------------------------------------------------------------------------
          39.28%        20.12%         (1.59)%       30.47%        27.69%        31.97%        24.89%               31.67%
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
         $275,062      $202,399      $209,063       $219,968      $176,588      $27,181       $27,181            $136,140
---------------------------------------------------------------------------------------------------------------------------------
          (0.47)%       (0.57)%        (0.68)%       (0.69)%       (0.44)%       (0.47)%       (0.45)%+              0.23%+
---------------------------------------------------------------------------------------------------------------------------------
           1.24%         1.37%          1.35%         1.40%         1.50%         1.50%         1.45%+               1.50%+
---------------------------------------------------------------------------------------------------------------------------------
          80.00%        85.07%         95.22%       130.37%        80.67%       194.63%       188.16%               81.29%
---------------------------------------------------------------------------------------------------------------------------------
          $0.0529        N/A            N/A           N/A           N/A           N/A           N/A                 $0.0578
---------------------------------------------------------------------------------------------------------------------------------

            --            --            --             --            --            --            --                ($0.04)
---------------------------------------------------------------------------------------------------------------------------------

            --            --            --             --            --            --            --                  2.16%+
---------------------------------------------------------------------------------------------------------------------------------

++ The amount shown in this caption for each share outstanding throughout the period may not be in accord with the net realized and unrealized gain/(loss) for the period because of the timing of purchases and withdrawal of shares in relation to the fluctuating market values of the portfolio.
+++ Average commission rate paid per share of securities purchased and sold by the Fund.
# Per share numbers have been calculated using the average share method, which more appropriately represent the per share data for the period since the use of the undistributed income method did not accord with results of operations.

               INTERNATIONAL                      GLOBAL OPPORTUNITIES                          GLOBAL COMMUNICATIONS
               SMALL CAP FUND                             FUND                                          FUND
       1996       1995      1994(c)         1996       1995       1994(d)         1996         1995         1994       1993(e)
     11.75      $12.02      $12.00         $13.25      $12.92      $12.00        $15.42        14.20        $12.45        $12.00
------------------------------------------------------------------------------------------------------------------------------------
      0.03        0.12       0.00#          (0.06)       0.13       0.01          (0.20)       (0.03)        (0.05)         0.00#
      3.10       (0.39)      0.02            3.84        0.70       0.91           2.83         1.28          1.80++        0.45
------------------------------------------------------------------------------------------------------------------------------------

      3.13       (0.27)      0.02            3.78        0.83       0.92           2.63         1.25          1.75          0.45
------------------------------------------------------------------------------------------------------------------------------------

     (0.02)      (0.00)#     --             (0.07)       --         --             --           --            --            --
      --          --         --              --         (0.50)      --             --           --            --            --
      --          --                         --          --         --             --          (0.03)         --            --
------------------------------------------------------------------------------------------------------------------------------------
     (0.02)      (0.00)      --             (0.07)      (0.50)      --             --          (0.03)         --            --
------------------------------------------------------------------------------------------------------------------------------------
     14.86      $11.75     $12.02          $16.96      $13.25     $12.92         $18.05       $15.42        $14.20        $12.45
------------------------------------------------------------------------------------------------------------------------------------
     26.68%      (2.23)%     0.17%          28.64%       6.43%      7.67          17.06%        8.83%        14.06%         3.75%
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
     $41,640    $28,516     $34,555        $28,496     $13,677     $12,504      $206,671     $209,644      $234,886       $4,670
------------------------------------------------------------------------------------------------------------------------------------
      0.20%       0.95%      0.04%+         (0.56)%      1.03%     0.02%+         (1.01)%      (0.10)%       (0.46)%       (0.05)%+
------------------------------------------------------------------------------------------------------------------------------------
      1.90%       1.90%      1.90%+          1.90%       1.90%      1.90%+         1.90%        1.90%         1.90%         1.90%+
------------------------------------------------------------------------------------------------------------------------------------
     177.36%    156.13%     123.50%        163.80%     118.75%     67.22%        103.73%       50.17%        29.20%         0.00%
------------------------------------------------------------------------------------------------------------------------------------
     $0.0123     N/A        N/A             $0.0235     N/A        N/A          $0.0129        N/A           N/A           N/A
------------------------------------------------------------------------------------------------------------------------------------
     ($0.08)     $0.05      ($0.02)        ($0.16)     ($0.01)     ($0.05)       ($0.22)      ($0.07)       ($0.06)       ($0.04)
------------------------------------------------------------------------------------------------------------------------------------

      2.76%       2.50%      2.32%+          3.10%       2.99%      2.75%+         2.11%        2.09%         2.04%         8.96%+
------------------------------------------------------------------------------------------------------------------------------------

      1.96%       1.91%      1.99%+          2.05%       1.91%      1.99%+         2.01%        1.91%         1.94%         --
------------------------------------------------------------------------------------------------------------------------------------
++     The amount  shown in this caption for each share  outstanding  throughout the  period may not be in accord  with the net  realized  and  unrealized gain/(loss)  for the  period  because  of the  timing  of  purchases  and withdrawal of shares in relation to the fluctuating  market values of the portfolio.
+++    Average  commission rate paid per share of securities  purchased and sold by the Fund.
#      Amount represents less than $0.01 per share.


                                                                                      EMERGING MARKETS
                                                                                            FUND
Selected Per Share Data for the Year or Period Ended June 30: 1996            1995++           1994            1993        1992(a)
Net asset value -- beginning of year                        $13.17          $13.68          $11.07            $9.96        $10.00
-----------------------------------------------------------------------------------------------------------------------------------
Net investment income/(loss)                                  0.08            0.03           (0.03)            0.07          0.03
Net realized and unrealized gain/(loss) on investments        0.94            0.25##          2.92             1.05         (0.07)
-----------------------------------------------------------------------------------------------------------------------------------
Net increase/(decrease) in net assets resulting from
  investment operations                                       1.02            0.28            2.89             1.12         (0.04)
-----------------------------------------------------------------------------------------------------------------------------------
Distributions:
  Dividends from net investment income                        --              --              --              (0.01)         --
  Distributions in excess of net investment income            --              --              --               --            --
  Distributions from net realized capital gains               --             (0.42)          (0.28)           (0.00)#        --
  Distributions in excess of net realized capital gains       --             (0.37)           --               --            --
  Distributions from capital                                  --              --              --               --            --
-----------------------------------------------------------------------------------------------------------------------------------
Total distributions                                           --             (0.79)          (0.28)           (0.01)         --
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value -- end of year                              $14.19          $13.17          $13.68           $11.07         $9.96
-----------------------------------------------------------------------------------------------------------------------------------
Total Return**                                                7.74%           1.40%          26.10%           11.27%        (0.40)%
-----------------------------------------------------------------------------------------------------------------------------------

Ratios to Average Net Assets/Supplemental Data
-----------------------------------------------------------------------------------------------------------------------------------
Net assets, end of year (in 000's)                         $994,378         $998,083        $654,960        $206,617       $54,625
-----------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income/(loss) to average net assets   0.58%           0.23%          (0.14)%           0.66%         1.70%+
-----------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets excluding interest    1.72%           1.80%           1.85%            1.90%         1.90%+
expense
-----------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover                                          109.92%          92.09%          63.79%           21.40%         0.19%
-----------------------------------------------------------------------------------------------------------------------------------
Average commission rate paid+++                             $0.0007          N/A             N/A              N/A           N/A
-----------------------------------------------------------------------------------------------------------------------------------
Net investment income/(loss) before deferral of fees and
  absorption of expenses by Manager                           --              --              --              $0.06         $0.01
-----------------------------------------------------------------------------------------------------------------------------------
Expense ratio before deferral of fees and absorption
  of expenses by Manager, including interest expense          --              --              --               1.93%         2.80%+
-----------------------------------------------------------------------------------------------------------------------------------
Expense ratios including interest expense                     --              --              --               --            --
-----------------------------------------------------------------------------------------------------------------------------------

(a) The Emerging Markets Fund's Class R Shares commenced operations on March 1, 1992.
(b) The Select 50 Fund's Class R Shares commenced operations on October 2, 1995.
(c) The Asset Allocation Fund's Class R Shares commenced operations on March 31, 1994.
(d) The Short Government Bond Fund's Class R Shares commenced operations on December 18, 1992.
**  Total return represents aggregate total return for the periods indicated.
+   Annualized.

                                                                              CALIFORNIA TAX-FREE INTERMEDIATE
                                                                                         BOND FUND
Selected Per Share Data for the Year or Period Ended June 30:   1996                       1995                      1994(a)
Net asset value -- beginning of year                           $12.04                     $11.79                      $12.00
------------------------------------------------------------------------------------------------------------------------------------
Net investment income                                            0.54                       0.44                        0.41
Net realized and unrealized gain/(loss) on investments           0.19                       0.25                       (0.21)
------------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets resulting from
  investment operations                                          0.73                       0.69                        0.20
------------------------------------------------------------------------------------------------------------------------------------
Distributions:
  Dividends from net investment income                          (0.54)                     (0.44)                      (0.41)
  Dividends in excess of net investment income                   --                         --                          --
  Distributions from net realized capital gains                  --                        (0.00)#                      --
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                                             (0.54)                     (0.44)                      (0.41)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value -- end of year                                 $12.23                     $12.04                      $11.79
------------------------------------------------------------------------------------------------------------------------------------
Total return**                                                   6.11%                      6.03%                       1.65%
------------------------------------------------------------------------------------------------------------------------------------

Ratios to Average Net Assets/Supplemental Data
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of year (in 000's)                             $13,948                    $5,153                      $11,556
------------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income to average net assets             4.34%                      3.71%                       3.44%
------------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets, excluding interest      0.61%                      0.56%                       0.23%
  expense
------------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover                                              58.11%                     37.93%                      77.03%
------------------------------------------------------------------------------------------------------------------------------------
Net investment income before deferral of fees by Manager        $0.43                      $0.34                       $0.25
------------------------------------------------------------------------------------------------------------------------------------
Expense ratio before deferral of fees by Manager,
  including interest expense                                     1.43%                      1.41%                       1.63%
------------------------------------------------------------------------------------------------------------------------------------
Expense ratios including interest expense                        --                         --                          --
------------------------------------------------------------------------------------------------------------------------------------


(a) The California Tax-Free Intermediate Bond Fund's Class R Shares commenced operations on July 1, 1993.
(b) The Government Reserve Fund's Class R Shares commenced operations on September 14, 1992.
(c) The California Tax-Free Money Fund's Class R Shares commenced operations on September 30, 1994.
**  Total return represents aggregate total return for the periods indicated.


          SELECT 50                       ASSET ALLOCATION                                   SHORT GOVERNMENT
            FUND                                FUND                                             BOND FUND
           1996(b)                1996          1995        1994(c)            1996         1995          1994        1993(d)
           $12.00                $16.33        $12.24        $12.00            $9.95        $9.80        $10.23       $10.00
--------------------------------------------------------------------------------------------------------------------------------
             0.06                  0.26          0.25          0.06             0.60         0.62          0.61         0.33
             4.45                  3.54          4.11          0.18            (0.04)        0.16         (0.34)        0.23
--------------------------------------------------------------------------------------------------------------------------------

             4.51                  3.80          4.36          0.24             0.56         0.78          0.27         0.56
--------------------------------------------------------------------------------------------------------------------------------

            (0.04)                (0.25)        (0.17)         --              (0.59)       (0.62)        (0.56)       (0.33)
             --                    --            --            --              (0.00)#       --           (0.07)        --
             --                   (0.55)        (0.10)         --               --           --            --           --
            (0.01)                                                              --           --           (0.07)        --
             --                    --            --            --               --          (0.01)         --          (0.00)#
--------------------------------------------------------------------------------------------------------------------------------
            (0.05)                (0.80)        (0.27)         --              (0.59)       (0.63)        (0.70)       (0.33)
--------------------------------------------------------------------------------------------------------------------------------
           $16.46                $19.33        $16.33        $12.24            $9.92        $9.95         $9.80       $10.23
--------------------------------------------------------------------------------------------------------------------------------
            37.75%                23.92%        35.99%         2.00%            5.74%        8.28%         2.49%        5.66%
--------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------------------------
          $77,955%              $132,511      $60,234        $1,548           $22,681      $17,093      $21,937       $22,254
--------------------------------------------------------------------------------------------------------------------------------
             0.42%+                1.85%         3.43%         2.54%+           5.88%        6.41%         5.93%        6.02%+
--------------------------------------------------------------------------------------------------------------------------------
             1.80%+                1.30%         1.30%         1.30%+           0.60%        0.47%         0.25%        0.22%+
--------------------------------------------------------------------------------------------------------------------------------
           105.98%               225.91%        95.75%       190.94%          349.62%      284.23%       603.07%      213.22%
--------------------------------------------------------------------------------------------------------------------------------
            $0.0097               $0.0595       N/A           N/A               --           --            --           --
--------------------------------------------------------------------------------------------------------------------------------

            $0.02                 $0.24         $0.19        $(0.11)           $0.52        $0.54         $0.51        $0.27
--------------------------------------------------------------------------------------------------------------------------------

             2.11%+                1.55%         2.07%         9.00%+           2.31%        2.23%         1.75%        2.07%+
--------------------------------------------------------------------------------------------------------------------------------
             --                    1.42%         1.31%         1.43%+           1.55%        1.38%         0.71%        --
--------------------------------------------------------------------------------------------------------------------------------

++ Per shares numbers have been calculated using the average shares method, which more appropriately represents the per share data for the period since the use of the undistributed income method did not accord with the results of operations.
#      Amount represents less than $0.01 per share.
## The amount shown in this caption for each share outstanding throughout the period may not be in accord with the net realized and unrealized gain/(loss) for the period because of the timing of purchases and withdrawal of shares in relation to the fluctuating market values of the portfolio.
+++ Average commission rate paid per share of securities purchased and sold by the Fund.

                                 GOVERNMENT RESERVE                                                 CALIFORNIA TAX-FREE
                                        FUND                                                            MONEY FUND
            1996             1995               1994              1993(b)                         1996            1995(c)
            $1.00            $1.00              $1.00               $1.00                         $1.00             $1.00
-------------------------------------------------------------------------------------------------------------------------------
             0.052            0.049              0.029               0.024                         0.030             0.027
             0.000##          0.000##            0.000##             0.000##                       0.000##            .000##
-------------------------------------------------------------------------------------------------------------------------------

             0.052            0.049              0.029               0.024                         0.030             0.027
-------------------------------------------------------------------------------------------------------------------------------

            (0.052)          (0.049)            (0.029)             (0.024)                       (0.030)           (0.027)
             --               --                 --                  --                            --               (0.000)##
             --               --                 --                  --                            --                --
-------------------------------------------------------------------------------------------------------------------------------
            (0.052)          (0.049)            (0.029)             (0.024)                       (0.030)           (0.027)
-------------------------------------------------------------------------------------------------------------------------------
            $1.00            $1.00              $1.00               $1.00                         $1.00             $1.00
-------------------------------------------------------------------------------------------------------------------------------
             5.28%            4.97%              2.96%               2.41%                         3.03%             2.68%
-------------------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------------------------------
          $439,423         $258,956          $211,129            $124,795                        $98,134          $64,780
-------------------------------------------------------------------------------------------------------------------------------
             5.17%            4.92%              2.99%               2.96%+                        2.99%             3.55%+
-------------------------------------------------------------------------------------------------------------------------------
           0.60%              0.60%              0.60%               0.38%+                        0.59%             0.33%+
-------------------------------------------------------------------------------------------------------------------------------
             --               --                --                  --                             --                --
-------------------------------------------------------------------------------------------------------------------------------

            $0.050           $0.047             $0.028              $0.013                        $0.028            $0.023
-------------------------------------------------------------------------------------------------------------------------------

             0.74%            0.79%              0.71%               0.77%+                        0.80%             0.86%+
-------------------------------------------------------------------------------------------------------------------------------
             --               0.63%              --                  --                            --                --
-------------------------------------------------------------------------------------------------------------------------------

+      Annualized.
#      Amount represents less than $0.01 per share.
##     Amount represents less than $0.001 per share.



The Funds' Investment Objectives And Policies

The investment objective and general investment policies of each Fund are described below. Specific portfolio securities that may be purchased by the Funds are described in "Portfolio Securities" beginning on page 18. Specific investment practices that may be employed by the Funds are described in "Other
Investment Practices" beginning on page 21. Certain risks associated with investments in the Funds are described in those sections as well as in "Risk
Considerations" beginning on page 23. Certain terms used in the Prospectus are defined in the Glossary found at the end of this Prospectus. This Prospectus may refer to groups of similar funds using the following defined terms:


                                                    SUMMARY COMPARISON OF FUNDS

                                                           Anticipated  Maximum                              Typical Market
                                                           Equity       Debt                                 Capitalization of
Fund Name                                                  Exposure     Exposure  Focus                      Portfolio Companies
-----------------------------------------------------------------------------------------------------------------------------
Equity Funds
  Domestic Equity Funds
     Montgomery Growth Fund                                65-100%      35%       Growth                     Over $1 Billion
-----------------------------------------------------------------------------------------------------------------------------------
     Montgomery Micro Cap Fund                             65-100%      35%       Micro-Cap                  Less than $600 Million
-----------------------------------------------------------------------------------------------------------------------------------
     Montgomery Small Cap Fund                             80-100%      35%       Small-Cap                  Less than $1 Billion
-----------------------------------------------------------------------------------------------------------------------------------
     Montgomery Small Cap Opportunities Fund               65-100%      35%       Small-Cap                  Less than $1 Billion
-----------------------------------------------------------------------------------------------------------------------------------
     Montgomery Equity Income Fund                         65-100%      35%       Large-Cap Dividend         Over $1 Billion
===================================================================================================================================
  International Funds
     Montgomery International Small Cap Fund               65-100%      35%       Foreign Small-Cap          Less than $1 Billion
-----------------------------------------------------------------------------------------------------------------------------------
     Montgomery International Growth Fund                  65-100%      35%       Foreign Growth             Over $1 Billion
-----------------------------------------------------------------------------------------------------------------------------------
     Montgomery Emerging Asia Fund                         65-100%      35%       Asian Growth               Any size
-----------------------------------------------------------------------------------------------------------------------------------
     Montgomery Emerging Markets Fund                      65-100%      35%       Emerging Growth            Any size
===================================================================================================================================
  Global Funds
     Montgomery Global Opportunities Fund                  65-100%      35%       Worldwide Growth           Over $1 Billion
-----------------------------------------------------------------------------------------------------------------------------------
     Montgomery Global Communications Fund                 65-100%      35%       Worldwide                  Any size
===================================================================================================================================
Multi-Strategy Funds
     Montgomery Select 50 Fund                             65-100%      35%       Worldwide Growth           Any size
-----------------------------------------------------------------------------------------------------------------------------------
     Montgomery Asset Allocation Fund                      20-80%       20-80%    Balanced                   Any size
===================================================================================================================================
Fixed-Income Funds
     Montgomery Short Government Bond Fund                 0%           100%      Income                     N/A
-----------------------------------------------------------------------------------------------------------------------------------
     Montgomery Government Reserve Fund                    0%           100%      Income                     N/A
===================================================================================================================================
   Tax-Free Funds
     Montgomery Federal Tax-Free Money Fund                0%           100%      Federal Tax-Free Income    N/A
-----------------------------------------------------------------------------------------------------------------------------------
     Montgomery California Tax-Free Intermediate Bond Fund 0%           100%      California Tax-Free Income N/A
-----------------------------------------------------------------------------------------------------------------------------------
     Montgomery California Tax-Free Money Fund             0%           100%      California Tax-Free Income N/A
-----------------------------------------------------------------------------------------------------------------------------------


Montgomery Growth Fund (the "Growth Fund")

The investment objective of the Growth Fund is capital appreciation which, under normal conditions it seeks by investing at least 65% of its total assets in equity securities of domestic companies. Although such companies may be of any size, the Fund targets companies having total market capitalizations of $1 billion or more. The Fund emphasizes investments in common stock but also invests in other types of equity securities and equity derivative securities. Current income from dividends, interest and other sources is only incidental. The Fund also may invest up to 35% of its total assets in highly rated debt securities. See "Portfolio Securities."


The Growth Fund seeks growth at a reasonable value, identifying companies with sound fundamental value and potential for substantial growth. The Fund selects its investments based on a combination of quantitative screening techniques and fundamental analysis. The Fund initially identifies a universe of investment candidates by screening companies based on changes in rates of growth and valuation ratios such as price to sales, price to earnings and price to cash flows. Through this process the Fund seeks to identify rapidly growing companies with reasonable valuations and accelerating growth rates, or having low valuations and initial signs of growth. The Fund then subjects these companies to a rigorous fundamental analysis focusing on balance sheets and income statements; company visits and discussions with management; contact with industry specialists and industry analysts; and review of the competitive environments.

Montgomery Micro Cap Fund (the "Micro Cap Fund")

The investment objective of the Micro Cap Fund is capital appreciation which, under normal conditions it seeks by investing at least 65% of its total assets in equity securities of domestic companies that have potential for rapid growth and are micro-capitalization companies, which the Fund currently considers to be companies having market capitalizations that would place them in the smallest 10% of market capitalizations for domestic companies as measured by the Wilshire 5000 Index. Currently, these companies have market capitalizations of $600 million and less. Current income from dividends, interest and other sources is only incidental. The Micro Cap Fund generally invests the remaining 35% of its total assets in a similar manner but may invest those in other equity securities and in debt instruments, including foreign securities. Any debt securities purchased by this Fund must be highly rated debt securities. See "Portfolio Securities."

The Micro Cap Fund seeks to identify potential rapid growth companies at the early stages of the companies' developments, such as at the introduction of new products, favorable management changes, new marketing opportunities or increased market share for existing product lines. Early identification of potential investments is a key to the Fund's investment style. Emphasis is placed on in-house research, which includes discussions with company management.

The Micro Cap Fund is currently closed to new investors. The Manager may, however, reopen and close the Micro Cap Fund to new investors from time to time at its discretion. If this Fund is closed, shareholders who maintain open accounts with the Fund may make additional investments in the Fund. Once a shareholder's account is closed, additional investments in the Fund may not be possible.

Montgomery Small Cap Fund (the "Small Cap Fund")

The investment objective of the Small Cap Fund is capital appreciation which, under normal conditions it seeks by investing at least 65% of its total assets in equity securities of small-capitalization domestic companies, which the Fund currently considers to be companies having total market capitalizations of less than $1 billion. The Small Cap Fund generally invests the remaining 35% of its total assets in a similar manner but may invest those assets in companies having total market capitalizations of $1 billion or more.

Generally, the Small Cap Fund invests at least 80% of its total assets in common stock. It also may invest in other types of equity securities and equity derivative securities but limits to 5% of its total assets any single other type of security. Any debt securities purchased by this Fund must be highly rated debt securities. See "Portfolio Securities." Current income from dividends, interest and other sources is only incidental.

The Small Cap Fund seeks to identify potential growth companies at an early stage or a transitional point of the companies' developments, such as the introduction of new products, favorable management changes, new marketing opportunities or increased market share for existing product lines. Using fundamental research, the Fund targets businesses having positive internal dynamics that can outweigh unpredictable macro-economic factors, such as interest rates, commodity prices, foreign currency rates and overall stock market volatility. The Fund searches for companies with potential to gain market share within their respective industries; achieve and maintain high and consistent profitability; produce increases in quarterly earnings; and provide solutions to current or impending problems in their respective industries or society at large. Early identification of potential investments is a key to the Fund's investment style. Heavy emphasis is placed on in-house research, which includes discussions with company management. The Fund also draws on the expertise of brokerage firms, including Montgomery Securities and regional firms that closely follow smaller capitalization companies within their geographic regions.

The Small Cap Fund has been closed to new investors since March 6, 1992. Shareholders who maintain open accounts with this Fund may make additional investments. Once your account is closed, additional investments in this Fund may not be possible. An Account may be considered closed and subject to redemption by this Fund if the value of the shares remaining after a transfer or redemption falls below $1,000. This Fund may resume sales of shares to new investors at some future date, but it has no present intention to do so.

Montgomery Small Cap Opportunities Fund (the "Small Cap Opportunities Fund")

The investment objective of the Small Cap Opportunities Fund is capital appreciation which, under normal conditions it seeks by investing at least 65%
of its total assets in equity securities of small-capitalization domestic companies, which the Fund currently considers to be companies having total market capitalizations of less than $1.5 billion. The Small Cap Opportunities Fund generally invests the remaining 35% of its total assets in a similar manner but may invest those assets in domestic and foreign companies having total market capitalizations of $1.5 billion or more. This Fund invests primarily in common stock. It also may invest in other types of equity securities and equity derivative securities. Any debt securities purchased by the Fund must be highly rated debt securities. See "Portfolio Securities." Current income from dividends, interest and other sources is only incidental.

This Fund seeks to identify potential growth companies at an early stage or a transitional point of their developments, such as the introduction of new products, favorable management changes, new marketing opportunities or increased market share for existing product lines. Using fundamental research, the Fund targets businesses having positive internal dynamics that can outweigh unpredictable macro-economic factors, such as interest rates, commodity prices, foreign currency rates and overall stock market volatility. The Fund searches for companies with potential to gain market share within their respective industries; achieve and maintain high and consistent profitability; produce increases in quarterly earnings; and provide solutions to current or impending problems in their respective industries or society at large. Early identification of potential investments is a key to the Fund's investment style. Heavy emphasis is placed on in-house research, which includes discussions with company management. The Fund also draws on the expertise of brokerage firms, including Montgomery Securities and regional firms that closely follow smaller capitalization companies within their geographic regions.

Montgomery Equity Income Fund (the "Equity Income Fund")

The investment objective of the Equity Income Fund is to provide current income and capital appreciation primarily through investments in equity securities of domestic companies, with the goal that the Fund provide a significantly greater yield than the average yield offered by the stocks of the S&P 500 and a low level of price volatility. Under normal market conditions, the Equity Income Fund will invest at least 65% of the value of its total assets in income-producing equity securities of domestic companies, which include common stocks, preferred stocks and other securities, and debt securities convertible into common stocks.

The Fund's equity investments emphasize common stock of U.S. corporations that regularly pay dividends. The Fund normally invests in companies having a total market capitalization of more than $1 billion, targeting companies with favorable long-term fundamental characteristics with current relative yields at the upper end of their historical ranges. The Fund initially identifies a universe of investment candidates by screening companies based on relative yield and targeting companies with a minimum yield of 140% of the average yield of the S&P 500. The Fund uses this relative yield strategy to assist in identifying undervalued securities. The companies are usually in the maturing stages of development or operating in slower growth areas of the economy, and have conservative accounting, strong cash flows to maintain dividends, low financial leverage and market leadership. The Fund usually holds companies for a period of two to four years, resulting in relatively low turnover. The Fund will usually begin to reduce its position in a company as the price moves up and yield drops to the lower end of its historical range. In addition, the Fund will usually reduce or sell its holdings in a company that reduces or eliminates its dividend, or upon a significant fundamental change impairing a company's ability to pay dividends. See "Portfolio Securities."

Although the Fund normally invests more than 65% of its assets in income-producing equity securities as described above, under normal market conditions it may invest up to 35% of its total assets in debt instruments, emphasizing cash equivalents in an effort to provide income at money market rates while minimizing the risk of decline in value. The Fund attempts to achieve low price volatility through its investment in mature companies and by investing in cash and cash equivalents. In addition, the Fund may invest up to 20% of its total assets in the equity or debt securities of foreign issuers. See "Portfolio Securities."

Montgomery International Small Cap Fund (the "International Small Cap Fund")

The investment objective of the International Small Cap Fund is capital appreciation which, under normal conditions it seeks by investing at least 65% of its total assets in equity securities of companies outside the United States having total market capitalizations of less than $1 billion. The Fund generally invests the remaining 35% of its total assets in a similar manner but may invest those assets in companies having market capitalizations of $1 billion or more, or in debt securities, including up to 5% of its total assets in debt securities rated below investment grade. See "Portfolio Securities" and "Risk Considerations."

This Fund targets companies with potential for above average, long-term growth in sales and earnings on a sustained basis with securities reasonably priced at the time of purchase, in the Manager's opinion, compared to the potential for capital appreciation. In evaluating investments, the Fund considers a number of factors, including a company's per-share sales and earnings growth; return on capital; balance sheet; financial and accounting policies; overall financial strength; industry sector; competitive advantages and disadvantages; research, product development and marketing; new technologies or services; pricing flexibility; quality of management; and general operating characteristics.

This Fund may invest substantially in securities denominated in one or more foreign currencies. Under normal conditions, it invests in at least three different countries outside the U.S., but no country may represent more than 40% of its total assets. The Manager uses its financial expertise and research capabilities in markets throughout the world in attempting to identify those countries, currencies and companies providing the greatest potential for long-term growth. See "Risk Considerations."

Montgomery International Growth Fund (the "International Growth Fund")

The investment objective of the International Growth Fund is capital appreciation which, under normal conditions it seeks by investing at least 65% of its total assets in equity securities of companies outside the United States having total market capitalizations over $1 billion. This Fund generally invests the remaining 35% of its total assets in a similar manner but may invest those assets in equity securities of U.S. companies, in lower-capitalization companies or in debt securities, including up to 5% of its total assets in debt securities rated below investment grade. See "Portfolio Securities" and "Risk Considerations."

This Fund targets companies with potential for above average, long-term growth in sales and earnings on a sustained basis with securities reasonably priced at the time of purchase, in the Manager's opinion, compared to the potential for capital appreciation. In evaluating investments, the Fund considers a number of factors, including a company's per-share sales and earnings growth, return on capital, balance sheet, financial and accounting policies, overall financial strength, industry sector, competitive advantages and disadvantages, research, product development and marketing, new technologies or services, pricing flexibility, quality of management, and general operating characteristics.

This Fund may invest  substantially  in  securities  denominated  in one or more foreign currencies. Under normal conditions, it invests in at least three different countries outside the U.S., but no country may represent more than 40% of its total assets. The Manager uses its financial expertise and research capabilities in markets throughout the world in attempting to identify those countries, currencies and companies providing the greatest potential for long-term growth. The Fund also will use a strategic allocation of assets among countries based on fundamental and quantitative research. See "Risk Considerations."

Montgomery Emerging Asia Fund (the "Emerging Asia Fund")

The investment objective of the Montgomery Emerging Asia Fund is long term capital appreciation which, under normal conditions it seeks by investing at least 65% of its total assets in equity securities of companies that have their principal activities in emerging Asia. The Fund currently considers the following to be emerging Asia countries: Bangladesh, China, Hong Kong, India, Indonesia, Korea, Malaysia, Pakistan, the Philippines, Singapore, Sri Lanka, Taiwan and Thailand. The Fund, however, does not expect to invest in Japanese securities. In the future, the Fund may invest in other countries in Asia when their markets become sufficiently developed. Under normal conditions, the Fund maintains investments in at least three emerging Asia countries at all times and invests no more than one-third of its total assets in any one emerging Asia country. As part of the remaining 35% of its total assets, the Fund may invest in more developed Asian countries, such as Japan and Hong Kong, that may serve defensive purposes in an Asian portfolio. Alternatively, companies in more developed Asian markets may have significant operations in emerging Asian countries.

The Fund considers a company to be an emerging Asian company if its securities are principally traded in the capital market of an emerging Asia country; it derives at least 50% of its total revenue from either goods produced or services rendered in emerging Asia countries or from sales made in such emerging Asia countries, regardless of where the securities of such company are primarily traded; or it is organized under the laws of, and with a principal office in, an emerging Asia country.

Emerging Asia countries are in various stages of economic development with most being considered emerging markets. Each country has its unique risks. Most emerging Asia countries are heavily dependent on international trade. Some have prosperous economies, but are sensitive to world commodity prices. Others are especially vulnerable to recession in other countries. Some emerging Asia countries have experienced rapid growth, although many suffer from obsolete financial systems, economic problems, or archaic legal systems. The return of Hong Kong to Chinese dominion will affect the entire Pacific region. For information on risks, see "Portfolio Securities," "Risk Considerations" and the Statement of Additional Information.

The Fund invests primarily in common stock but also may invest in other types of equity and equity derivative securities. It may invest up to 35% of its total assets in high yield debt securities, including up to 5% in high yield debt securities rated below investment grade (also known as "junk bonds"). See "Portfolio Securities" and "Risk Considerations." During the two-to three-month period following commencement of the Fund's operations, the Fund may have its assets invested substantially in cash and cash equivalents.

The Fund may invest in certain debt securities issued by the governments of emerging Asia countries that are, or may be eligible for, conversion into investments in emerging Asian companies under debt conversion programs sponsored by such governments. If such securities are convertible to equity investments, the Fund deems them to be equity derivative securities.
See "Portfolio Securities."

Montgomery Emerging Markets Fund (the "Emerging Markets Fund")

The investment objective of the Emerging Markets Fund is capital appreciation which, under normal conditions it seeks by investing at least 65% of its total assets in equity securities of Emerging Market Companies. The Manager currently regards the following to be emerging market countries: Latin America (Argentina, Brazil, Chile, Colombia, Costa Rica, Jamaica, Mexico, Peru, Trinidad and Tobago, Uruguay, Venezuela); Asia (Bangladesh, China, India, Indonesia, Korea,
Malaysia, Pakistan, Philippines, Singapore, Sri Lanka, Taiwan, Thailand, Vietnam); Southern and Eastern Europe (Czech Republic, Greece, Hungary, Poland, Portugal, Russia, Turkey); Mid-East (Israel, Jordan); and Africa (Egypt, Ghana, Ivory Coast, Kenya, Morocco, Nigeria, South Africa, Tunisia, Zimbabwe). In the future, the Fund may invest in other emerging market countries. Under normal conditions, the Emerging Markets Fund maintains investments in at least six emerging market countries at all times and invests no more than 35% of its total assets in any one emerging market country.

This Fund uses a proprietary, quantitative asset allocation model created by the Manager. This model employs mean-variance optimization, a process used in developed markets based on modern portfolio theory and statistics. Mean-variance optimization helps determine the percent of assets to invest in each country to maximize expected returns for a given risk level. The Fund's aims are to invest in those countries that are expected to have the highest risk/reward trade-off when incorporated into a total portfolio context. This "top-down" country selection is combined with "bottom-up" fundamental industry analysis and stock selection based on original research and publicly available information and company visits.

This Fund invests primarily in common stock but also may invest in other types of equity and equity derivative securities. It may invest up to 35% of its total assets in debt securities, including up to 5% in debt securities rated below investment grade. See "Portfolio Securities," "Risk Considerations" and the Appendix in the Statement of Additional Information.

This Fund may invest in certain debt securities issued by the governments of emerging market countries that are, or may be eligible for, conversion into investments in Emerging Market Companies under debt conversion programs sponsored by such governments. If such securities are convertible to equity investments, the Fund deems them to be equity derivative securities. This Fund may invest no more than 20% of its total assets in the equity securities of companies constituting the EAFE Index. See "Portfolio Securities." These companies typically have larger average market capitalizations than the Emerging Market Companies in which this Fund generally invests. Accordingly, subject to its investment objective, this Fund invests in EAFE Index companies for temporary defensive strategies.

Montgomery Global Opportunities Fund (the "Opportunities Fund")

The investment objective of the Opportunities Fund is capital appreciation. Under normal conditions, the Opportunities Fund seeks to achieve its investment objective by investing at least 65% of its total assets in equity securities of companies, which may be of any size, throughout the world. While the
Opportunities Fund emphasizes common stocks of those companies having total market capitalizations of more than $1 billion, it also may invest in other types of equity securities and equity derivative securities.

The Opportunities Fund may invest up to 35% of its total assets in debt securities, including up to 5% in debt securities rated below investment grade. The Opportunities Fund invests in companies that, in the opinion of the Manager, have potential for above-average, long-term growth in sales and earnings on a sustained basis and that are reasonably priced. The Manager considers a number of factors in evaluating potential investments, including a company's per-share sales and earnings growth; return on capital; balance sheet; financial and accounting policies; overall financial strength; industry sector; competitive advantages and disadvantages; research, product development, and marketing; development of new technologies; service; pricing flexibility; quality of management; and general operating characteristics.

The Opportunities Fund may invest substantially in securities denominated in one or more foreign currencies. Under normal conditions, the Opportunities Fund invests in at least three different countries, which may include the U.S., but no country, other than the U.S., may represent more than 40% of its assets. A significant portion of the Opportunities Fund's assets are invested in the securities of foreign issuers because many attractive investment opportunities are outside the U.S. The Manager uses its financial expertise and research capabilities in markets located throughout the world in attempting to identify securities providing the greatest potential for long-term capital appreciation. For information on risks, see "Portfolio Securities" and "Risk Considerations."

Montgomery Global Communications Fund (the "Communications Fund")

The investment objective of the Communications Fund is capital appreciation. Under normal conditions, the Communications Fund seeks to achieve its investment objective by investing at least 65% of its total assets in equity securities of communications companies, which may be of any size, throughout the world. For this purpose, the Fund defines a "communications company" as a company engaged in the development, manufacture or sale of communications equipment or services that derived at least 50% of either its revenues or earnings from these activities, or that devoted at least 50% of its assets to these activities, based on the company's most recent fiscal year.

Communications companies range from companies concentrating on established technologies to companies primarily engaged in creating or developing new technologies. They include companies that develop, manufacture, sell or provide communications equipment and services (including equipment and services for data, voice and image transmission); broadcasting (including television and radio, satellite, microwave and cable television and narrowcasting); mobile communications and cellular phones and paging; electronic mail; local and wide area networking and linkage of word and data processing systems; publishing and information systems; electronic components and equipment; print media; computer equipment; videotext and teletext; and new technologies combining television, telephones and computer systems. Over time, communication products and services change because the global communications industry is changing rapidly due to new technology and other developments.

The Communications Fund's portfolio management believes that world-wide demand for components, products, media and systems to collect, store, retrieve, transmit, process, distribute, record, reproduce and use information will continue to grow in the future. It also believes that the global trend appears to be toward lower costs and higher efficiencies resulting from combining communications systems with computers and, accordingly, the Fund may invest in companies engaged in the development of methods for using new technologies to communicate information as well as companies using established communications technologies.

The Communications Fund may invest up to 35% of its total assets in debt securities, including up to 5% in debt securities rated below investment grade. The Communication Fund invests in companies that, in the opinion of the Manager, have potential for above-average, long-term growth in sales and earnings on a sustained basis and that are reasonably priced. The Manager considers a number of factors in evaluating potential investments, including a company's per-share sales and earnings growth; return on capital; balance sheet; financial and accounting policies; overall financial strength; industry sector; competitive advantages and disadvantages; research, product development, and marketing; development of new technologies; service; pricing flexibility; quality of management; and general operating characteristics.

The Communications Fund may invest substantially in securities denominated in one or more foreign currencies. Under normal conditions, the Communications Fund invests in at least three different countries, which may include the U.S., but no country, other than the U.S., may represent more than 40% of its assets. A significant portion of the Communications Fund's assets are invested in the securities of foreign issuers because many attractive investment opportunities, including many of the world's communications companies, are outside the U.S. The Manager uses its financial expertise and research capabilities in markets located throughout the world in attempting to identify securities providing the greatest potential for long-term capital appreciation. For information on risks, see "Portfolio Securities" and "Risk Considerations."

Montgomery Select 50 Fund (the "Select 50 Fund")

The investment objective of the Select 50 Fund is capital appreciation which, under normal conditions it seeks by investing at least 65% of its total assets in at least 50 different equity securities of companies of all sizes throughout the world.

This Fund invests primarily in 10 equity securities from each of the Manager's five different equity disciplines. These five disciplines, which may be adjusted from time to time, include U.S. Growth Equity, U.S. Smaller Capitalization Companies, U.S. Equity Income, International and Emerging Markets. See "Management of the Funds." The Manager's equity teams select those securities based on the potential for capital appreciation.

This Fund generally invests the remaining 35% of its total assets in equity securities with the potential for capital appreciation but may invest those assets in other equity securities or in debt securities, including up to 5% of its total assets in debt securities rated below investment grade. See "Portfolio Securities," "Risk Considerations" and the Appendix in the Statement of Additional Information.

This Fund may invest substantially in securities denominated in one or more foreign currencies. Under normal conditions, it invests in at least three different countries which may include the U.S., but no country, other than the U.S., may represent more than 40% of its total assets. The Manager uses its financial expertise and research capabilities in markets throughout the world in attempting to identify those countries, currencies and companies in which this Fund may invest. See "Risk Considerations."

Montgomery Asset Allocation Fund (the "Asset Allocation Fund")

The investment objective of the Asset Allocation Fund is to seek high total return, while also seeking to reduce risk, through a strategic or active allocation of assets among domestic stocks, debt instruments and cash or cash equivalents, coupled with active management of the individual investments in each asset class. This Fund adjusts the proportion of its investments in each of these categories as needed to respond to current market conditions, maintaining from 20 to 80% of total assets in stocks, 20 to 80% of total assets in debt instruments of any remaining maturity, and 0 to 50% of total assets in cash or cash equivalents. The Manager will implement its allocation strategy with the use of a quantitative risk model and computer optimization program. The Manager may temporarily increase the Fund's cash allocation from its set strategy in order to meet anticipated redemptions. The Manager seeks to reduce risk through investment in high-grade debt instruments and cash or cash equivalents. Under normal conditions, at least 65% of the Fund's total assets are invested in securities issued by domestic issuers.

The debt instruments in which this Fund invests include U.S. government securities and other highly rated debt securities. This Fund expects that, under normal circumstances, the dollar-weighted average maturity of its debt instruments (or period until next interest rate reset date) may be longer than three years (see "Duration" discussion below).

The equity securities in which this Fund may invest include common stocks that, in the opinion of the Manager, have the potential for above-average capital appreciation) as well as warrants, rights and options. The Manager selects equity securities of issuers exhibiting positive trends in revenue and earnings that, in the opinion of the Manager, are sustainable. Among the Fund's equity investments, the Fund may invest up to 35% of its total assets in foreign equity securities of various countries, primarily those listed on foreign exchanges.

Montgomery Short Government Bond Fund (the "Short Bond Fund")

The investment objective of the Short Bond Fund is to provide maximum total return consistent with preservation of capital and prudent investment management. Total return consists of interest and dividends from underlying securities, capital appreciation realized from the purchase and sale of securities, and income from futures and options. Under normal conditions, the Fund seeks to achieve its objective by investing at least 65% of the value of its total assets in U.S. government securities. The Fund seeks to maintain an average portfolio effective duration comparable to or less than that of three-year U.S. Treasury notes. Because the Manager seeks to manage interest rate risk by limiting effective duration, the Fund may invest in securities of any maturity.

This Fund is designed primarily for investors who seek higher yields than money market funds generally offer and are willing to accept nominal fluctuation in the value of the Fund's shares but who are not willing to accept the greater fluctuations that long-term bond funds might entail. This Fund is not an appropriate investment for investors whose primary investment objective is absolute principal stability. Because the values of the securities in which this Fund invests generally change with interest rates, the value of its shares will fluctuate, unlike the value of the shares of a money market fund seeking to maintain a stable net asset value per share of $1.00.

The Fund also may invest up to 35% of its total assets in cash, commercial paper and high-grade liquid debt securities, including corporate debt instruments and privately issued mortgage-related and asset-backed securities that are considered highly rated debt securities. The Fund also may invest in other investment companies investing primarily in U.S.
government securities of appropriate duration.  See "Portfolio Securities."

Duration of the Asset Allocation Fund and the Short Bond Fund. The Short Bond Fund and the Asset Allocation Fund expect that, under normal circumstances, the dollar-weighted average maturity (or period until the next interest rate reset date) of their portfolio securities may be longer than three years but the maturity of individual securities may be up to 30 years. However, of these two Funds, only the Short Bond Fund seeks to maintain an average portfolio effective duration comparable to or less than that of three-year U.S. Treasury notes.

Montgomery Government Reserve Fund (the "Reserve Fund")

The investment objective of the Reserve Fund is current income consistent with liquidity and preservation of capital, which under normal conditions it seeks by investing exclusively in U.S. government securities, repurchase agreements for U.S. government securities and other money market funds investing in U.S. government securities and those repurchase agreements. This Fund seeks to maintain a stable net asset value per share of $1.00 in compliance with Rule 2a-7 under the Investment Company Act, and pursuant to procedures adopted under such Rule, the Reserve Fund limits its investments to those U.S. government securities that the Board of Trustees determines present minimal credit risks and have remaining maturities, as determined under the Rule, of 397 calendar days or less. The Fund also maintains a dollar-weighted average maturity of the securities in its portfolio of 90 days or less.

Montgomery Federal Tax-Free Money Fund (the "Federal Money Fund")
Montgomery California Tax-Free Intermediate Bond Fund (the "California
 Intermediate Bond Fund")
Montgomery California Tax-Free Money Fund (the "California Money Fund")

The investment objective of the Federal Money Fund is to maintain a stable net asset value while maximizing current income exempt from federal income tax consistent with liquidity and preservation of capital. The investment objective of the California Intermediate Bond Fund is to provide maximum current income exempt from federal income and California personal income taxes consistent with preservation of capital and prudent investment management, and that of the California Money Fund is to maintain a stable net asset value while maximizing current income exempt from federal and California personal income taxes consistent with liquidity and preservation of capital. Under normal conditions, the Federal Money Fund seeks to achieve its objective by investing at least 80% of its net assets in municipal securities, the interest from which is, in the opinion of counsel to the issuer, exempt from federal income tax. Under normal conditions, the California Money Fund seeks to achieve its objective by investing at least 80% of its net assets in municipal securities and at least 65% of net assets in debt securities, the interest from which is, in the opinion of counsel to the issuer, also exempt from California personal income taxes ("California municipal securities"). Under normal conditions, the California Intermediate Bond Fund seeks to achieve its objective by investing at least 80% of its net assets in California municipal securities.

The California Intermediate Bond Fund is designed primarily for investors who seek higher yields than tax-free money market funds generally offer and are willing to accept some fluctuation in this Fund's share value but who are not willing to accept the greater fluctuations that long-term tax-free bond funds might entail. This Fund is not an appropriate investment for investors whose primary investment objective is absolute principal stability. Because the value of the securities in which this Fund invests generally changes with interest rates, the value of its shares will fluctuate unlike shares of a money market fund, which seeks to maintain a stable net asset value per share of $1.00. Consequently, this Fund seeks to reduce such fluctuations by managing the effective duration, and thus the interest risk, of its portfolio. (Effective duration is an indicator of a security's sensitivity to interest rate change. See "Duration" above.) Under normal conditions, the average dollar-weighted portfolio maturity of the California Intermediate Bond Fund is expected to stay within a range of 5 to 10 years. However, this Fund may invest in securities of any maturity. This Fund is not suitable for investors who cannot benefit from the tax-exempt character of its dividends, such as IRAs, qualified retirement plans or tax-exempt entities.

At least 80% of the value of the California Intermediate Bond Fund's net assets must consist of California municipal securities that at the time of purchase are rated within the four highest ratings of municipal securities (AAA to BBB) assigned by S&P, (Aaa to Baa) assigned by Moody's, or (AAA to BBB) assigned by Fitch; or have S&P's short-term municipal rating of SP-2 or higher, or a municipal
commercial  paper  rating  of  A-2  or  higher;   Moody's  short-term  municipal
securities rating of MIG-2 or higher, or VMIG-2 or higher, or a municipal commercial paper rating of P-2 or higher; or have Fitch's short-term municipal securities rating of FIN-2 or higher, or a municipal commercial paper rating of Fitch-2 or higher; or if unrated by S&P, Moody's or Fitch, are deemed by the Manager to be of comparable quality, using guidelines approved by the Board (but not to exceed 20% of this Fund's net assets). Debt securities rated in the lowest category of investment grade debt may have speculative characteristics; changes in economic conditions or other circumstances are more likely to lead to weakened capacity to make principal and interest payments than is the case with higher grade bonds. However, there is no assurance that any municipal issuers will make full payments of principal and interest or remain solvent. For a description of the ratings, see the Appendix in the Statement of Additional Information. See also "Risk Considerations."

Under normal conditions, the California Intermediate Bond Fund and the California Money Fund seek to invest in California municipal securities to the greatest extent practicable, but they may, however, invest in other municipal securities if in such Fund's opinion, suitable California municipal securities are not available. The California Intermediate Bond Fund may invest up to 20%, and the Federal Money and California Money Funds may invest up to 35%, of their respective total assets in cash, U.S. government securities, and obligations of U.S. possessions, commercial paper and other debt securities, including corporate debt instruments or instruments the interest from which is subject to the federal alternative minimum tax for individuals. Additionally, the California Intermediate Bond Fund may invest up to 20% and the California Money Fund may invest 35%, of their respective total assets in municipal securities other than California municipal securities. For the California Intermediate Bond Fund, these other securities must be highly rated debt securities. From time to time, the California Intermediate Bond and the California Money Funds may invest more than 25% of their total assets in private activity bonds and industrial development bonds of issuers located in California.

The Federal Money and California Money Funds seek to maintain a stable net asset value per share of $1.00 in compliance with Rule 2a-7 under the Investment Company Act and, pursuant to procedures adopted under such Rule, limit their investments to those securities that the Board determines present minimal credit risks and have remaining maturities, as determined under the Rule, of 397 calendar days or less. These Funds also maintain a dollar-weighted average maturity of their portfolio securities of 90 days or less.

Portfolio Securities

Equity Securities

The Domestic Equity, Select 50, International and Global Funds emphasize investments in common stock, and common stock may constitute up to 80% of the Asset Allocation Fund's portfolio. These Funds may also invest in other types of equity securities (such as preferred stocks or convertible securities) and equity derivative securities.

Depositary Receipts, Convertible Securities and Securities Warrants

The Domestic Equity, Select 50, Asset Allocation, International and Global Funds may invest in ADRs, EDRs and GDRs and convertible securities which the Manager regards as a form of equity security. Each such Fund may also invest up to 5% of its net assets in warrants, including up to 2% of net assets for those not listed on a securities exchange.

Privatizations

The Select 50, International and Global Funds believe that foreign governmental programs of selling interests in government-owned or controlled enterprises ("privatizations") may represent opportunities for significant capital appreciation, and these Funds may invest in privatizations. The ability of U.S. entities, such as these Funds, to participate in privatizations may be limited by local law, or the terms for participation may be less advantageous than for local investors. There can be no assurance that privatization programs will be successful.

Special Situations

The Select 50, International and Global Funds believe that carefully selected investments in joint ventures, cooperatives, partnerships, private placements, unlisted securities and similar vehicles (collectively, "special situations") could enhance their capital appreciation potential. These Funds also may invest in certain types of vehicles or derivative securities that represent indirect investments in foreign markets or securities in which it is impracticable for the Funds to invest directly. Investments in special situations may be illiquid, as determined by the Manager based on criteria reviewed by the Board. These Funds do not invest more than 15% of their net assets in illiquid investments, including special situations.

Investment Companies

Each Fund may invest up to 10% of its total assets in shares of other investment companies investing exclusively in securities in which it may otherwise invest. Because of restrictions on direct investment by U.S. entities in certain countries, other investment companies may provide the most practical or only way for the International and Global Funds to invest in certain markets. Such investments may involve the payment of substantial premiums above the net asset value of those investment companies' portfolio securities and are subject to limitations under the Investment Company Act. The International and Global Funds also may incur tax liability to the extent they invest in the stock of a foreign issuer that is a "passive foreign investment company" regardless of whether such "passive foreign investment company" makes distributions to the Funds. See the Statement of Additional Information.

The Select 50, International, Global, Asset Allocation, Equity Income and Fixed Income Funds do not intend to invest in other investment companies unless, in the Manager's judgment, the potential benefits exceed associated costs. As a shareholder in an investment company, these Funds bear their ratable share of that investment company's expenses, including advisory and administration fees. The Manager has agreed to waive its own management fee with respect to the portion of these Funds' assets invested in other open-end (but not closed-end) investment companies.

Debt Securities

The Select 50, International and Global Funds may purchase debt securities that complement their objective of capital appreciation through anticipated favorable changes in relative foreign exchange rates, in relative interest rate levels, or in the creditworthiness of issuers. Debt securities may constitute up to 80% of the Asset Allocation Fund's and 35% of the Equity Income Fund's total assets. In selecting debt securities, the Manager seeks out good credits and analyzes interest rate trends and specific developments that may affect individual issuers. As an operating policy which may be changed by the Board, each of the Select 50, Global and International Funds will not invest more than 5% of its total assets in debt securities rated lower than investment grade, and the Allocation and Equity Income Funds will not invest more than 5% of their total assets in debt securities rated lower than highly rated debt securities. Subject to this limitation, each of these Funds may invest in any debt security, including securities in default. After its purchase by a Fund a debt security may cease to be rated or its rating may be reduced below that required for purchase by the Fund. A security downgraded below the minimum level may be retained if determined by the Manager and the Board to be in the best interests of the Fund. See "Risk Considerations."

In addition to traditional corporate, government and supranational debt securities, each of the International, Global, Allocation and Equity Income Funds may invest in external (i.e., to foreign lenders) debt obligations issued by the governments, governmental entities and companies of emerging market countries. The percentage distribution between equity and debt will vary from country to country based on anticipated trends in inflation and interest rates; expected rates of economic and corporate profits growth; changes in government policy; stability, solvency and expected trends of government finances; and conditions of the balance of payments and terms of trade.

U.S. government securities

All Funds may invest in fixed rate and floating or variable rate U.S. government securities. Certain of the obligations, including U.S. Treasury bills, notes and bonds, and mortgage-related securities of the GNMA, are issued or guaranteed by the U.S. Government. Other securities issued by U.S. Government agencies or instrumentalities are supported only by the credit of the agency or instrumentality, for example those issued by the Federal Home Loan Bank, while others, such as those issued by the FNMA, Farm Credit System and Student Loan Marketing Association, have an additional line of credit with the U.S. Treasury.

Short-term U.S. government securities generally are considered to be among the safest short-term investments. However, the U.S. Government does not guarantee the net asset value of the Funds' shares. With respect to U.S. government securities supported only by the credit of the issuing agency or instrumentality or by an additional line of credit with the U.S. Treasury, there is no guarantee that the U.S. government will provide support to such agencies or instrumentalities. Accordingly, such U.S. government securities may involve risk of loss of principal and interest.

Mortgage-Related Securities and Derivative Securities

The Reserve, Tax-Free, Short Bond and Asset Allocation Funds may invest in mortgage-related securities. A mortgage-related security is an interest in a pool of mortgage loans and is considered a derivative security. Most mortgage-related securities are pass-through securities, which means that investors receive payments consisting of a pro rata share of both principal and interest (less servicing and other fees), as well as unscheduled prepayments, as mortgages in the underlying mortgage pool are paid off by the borrowers. Certain mortgage-related securities are subject to high volatility. These funds use these derivative securities in an effort to enhance return and as a means to make certain investments not otherwise available to the Funds. See "Hedging and Risk-Management Practices" for a discussion of other reasons why these Funds invest in derivative securities.

Agency Mortgage-Related Securities.

Investors in the Reserve, Tax-Free, Short Bond and Asset Allocation Funds should note that the dominant issuers or guarantors of mortgage-related securities today are GNMA, FNMA and the FHLMC. GNMA creates pass-through securities from pools of government guaranteed or insured (Federal Housing Authority or Veterans Administration) mortgages. FNMA and FHLMC issue pass-through securities from pools of conventional and federally insured and/or guaranteed residential mortgages.

The principal and interest on GNMA pass-through securities are guaranteed by GNMA and backed by the full faith and credit of the U.S. Government. FNMA guarantees full and timely payment of all interest and principal, and FHLMC guarantees timely payment of interest and ultimate collection of principal of its pass-through securities. Securities from FNMA and FHLMC are not backed by the full faith and credit of the U.S. Government but are generally considered to offer minimal credit risks. The yields provided by these mortgage-related securities have historically exceeded the yields on other types of U.S. government securities with comparable "lives" largely due to the risks associated with prepayment. See "Risk Considerations."

Adjustable rate mortgage securities ("ARMs") are pass-through securities representing interests in pools of mortgage loans with adjustable interest rates determined in accordance with a predetermined interest rate index and which may be subject to certain limits. The adjustment feature of ARMs tends to lessen their interest rate sensitivity.

The Fixed Income Funds consider GNMA, FNMA and FHLMC-issued pass-through certificates, CMOs and other mortgage-related securities to be U.S. government securities for purposes of their investment policies. However, the Money Market Funds do not invest in stripped mortgage securities, and the Short Bond Fund limits its stripped mortgage securities investments to 10% of total assets. The liquidity of IOs and POs issued by the U.S. Government or its agencies and instrumentalities and backed by fixed-rate mortgage-related securities will be determined by the Manager under the direct supervision of the Trust's Pricing Committee and reviewed by the Board, and all other IOs and POs will be deemed illiquid for purposes of the Fixed Income Funds' limitation on illiquid securities. The Allocation and Short Bond Funds may invest in derivative securities known as "floaters" and "inverse floaters," the values of which vary in response to interest rates. These securities may be illiquid and their values may be very volatile.

Privately Issued Mortgage-Related Securities/Derivatives. The Short Bond Fund and the Asset Allocation Fund may invest in mortgage-related securities offered by private issuers, including pass-through securities for pools of conventional residential mortgage loans; mortgage pay-through obligations and mortgage-backed bonds, which are considered to be obligations of the institution issuing the bonds and are collateralized by mortgage loans; and bonds and CMOs collateralized by mortgage-related securities issued by GNMA, FNMA, FHLMC or by pools of conventional mortgages, multi-family or commercial mortgage loans.

Private issuer mortgage-related securities generally offer a higher rate of interest (but greater credit and interest rate risk) than U.S. Government and agency mortgage-related securities because they offer no direct or indirect governmental guarantees. However, many issuers or servicers of mortgage-related securities guarantee or provide insurance for timely payment of interest and principal. The Short Bond Fund may purchase some mortgage-related securities through private placements that are restricted as to further sale. See "Illiquid Securities." The value of these securities may be very volatile.

Structured Notes and Indexed Securities. The Funds may invest in structured notes and indexed securities. Structured notes are debt securities, the interest rate or principal of which is determined by an unrelated indicator. Indexed securities include structured notes as well as securities other than debt securities, the interest rate or principal of which is determined by an unrelated indicator. Index securities may include a multiplier that multiplies the indexed element by a specified factor and, therefore, the value of such securities may be very volatile. To the extent a Fund invests in these securities, however, the Manager analyzes these securities in its overall assessment of the effective duration of the Fund's portfolio in an effort to monitor the Fund's interest rate risk. See "The Funds' Investment Objectives and Policies - Duration."

Variable Rate Demand Notes

The Fixed Income and the Asset Allocation Funds may invest in variable rate demand notes ("VRDNs").

Zero Coupon Bonds

The Fixed Income and Asset Allocation Funds may invest in zero coupon bonds. Zero coupon bond prices are highly sensitive to changes in market interest rates. The original issue discount on the zero coupon bonds must be included ratably in the income of the Fixed Income and Asset Allocation Funds as the income accrues even though payment has not been received. These Funds nevertheless intend to distribute an amount of cash equal to the currently accrued original issue discount, and this may require liquidating securities at times they might not otherwise do so and may result in capital loss. See "Tax Information" in the Statement of Additional Information.

Asset-Backed Securities, Custodial Receipts, Participation Interests and Tender Option Bonds

Each Fund may invest up to 5% (25% in the case of the Allocation and Short Bond Funds) of its total assets in asset-backed securities. Like mortgage-related securities, these securities are subject to the risk of prepayment. See "Risk Considerations." The California Intermediate Bond Fund may invest in custodial receipts. The Tax-Free Funds may invest in participation interests and tender option bonds.


Other Investment Practices

      The table below and the following  sections  summarize certain  investment practices of the Funds,  each of which may involve  certain  special risks.  The
Glossary  section at the end of this  Prospectus  briefly  describes each of the investment techniques summarized below. The Statement of Additional Information, under the heading  "Investment  Objectives and Policies of the Funds,"  contains
more  detailed   information   about  certain  of  these  practices,   including
limitations designed to reduce risks.

                                                                   Small                                           International
                                             Equity    Small        Cap        Micro      Global         Global        Small
                                   Growth    Income     Cap    Opportunities   Cap    Opportunities  Communications     Cap
                                    Fund      Fund     Fund        Fund        Fund        Fund          Fund           Fund
-----------------------------------------------------------------------------------------------------------------------------------
Repurchase agreements (1)            x/        x/       x/           x/         x/           x/            x/             x/
-----------------------------------------------------------------------------------------------------------------------------------
Reverse-dollar roll transactions
-----------------------------------------------------------------------------------------------------------------------------------
Borrowing not to exceed 10% of
total fund assets                    x/                 x/
-----------------------------------------------------------------------------------------------------------------------------------
Borrowing not to exceed one-third
of total fund assets                           x/                    x/         x/           x/            x/             x/
-----------------------------------------------------------------------------------------------------------------------------------
Reverse repurchase agreement         x/        x/                               x/           x/                           x/
-----------------------------------------------------------------------------------------------------------------------------------
Dollar roll transactions
-----------------------------------------------------------------------------------------------------------------------------------
Leverage                             x/                                         x/           x/                           x/
-----------------------------------------------------------------------------------------------------------------------------------
Securities lending not to exceed
10% of total fund assets             x/                 x/           x/         x/                                        x/
-----------------------------------------------------------------------------------------------------------------------------------
Securities lending not to exceed
30% of total fund assets                       x/                                            x/            x/
-----------------------------------------------------------------------------------------------------------------------------------
When-issued and forward
commitment securities                x/        x/       x/           x/         x/           x/            x/             x/
-----------------------------------------------------------------------------------------------------------------------------------
Forward currency contracts (9)       x/        x/                               x/           x/            x/             x/
-----------------------------------------------------------------------------------------------------------------------------------
Purchase options on securities
and currencies (7)                   x/        x/       x/           x/         x/           x/            x/             x/
-----------------------------------------------------------------------------------------------------------------------------------
Purchase options on securities
indices (7)                          x/        x/       x/           x/         x/           x/            x/             x/
-----------------------------------------------------------------------------------------------------------------------------------
Write covered call options (7)       x/        x/       x/           x/         x/           x/            x/             x/
-----------------------------------------------------------------------------------------------------------------------------------
Write covered put options (7)        x/        x/       x/           x/         x/           x/            x/             x/
-----------------------------------------------------------------------------------------------------------------------------------
Interest rate futures contracts (8)  x/        x/       x/           x/         x/           x/            x/             x/
-----------------------------------------------------------------------------------------------------------------------------------
Futures and swaps and options on
futures                              x/        x/       x/           x/         x/           x/            x/             x/
-----------------------------------------------------------------------------------------------------------------------------------
Equity swaps                         x/        x/       x/           x/         x/           x/            x/             x/
-----------------------------------------------------------------------------------------------------------------------------------
Illiquid securities (limited to
5% of fund's net assets)             x/ (6)    x/ (6)   x/ (4)       x/ (6)     x/ (6)       x/ (6)        x/ (6)         x/ (6)
-----------------------------------------------------------------------------------------------------------------------------------
Illiquid securities (limited to
10% of fund's net assets)
-----------------------------------------------------------------------------------------------------------------------------------
Illiquid securities (limited to
15% of fund's net assets)            x/        x/                    x/         x/           x/            x/             x/
====================================================================================================================================


                                                                                                               California
                                                                                  Short              Federal    Tax-Free  California
                           International Emerging  Emerging  Select    Asset   Government Government Tax-Free Intermediate Tax-Free
                              Growth       Asia     Markets    50   Allocation    Bond      Reserve   Money       Bond       Money
                               Fund        Fund      Fund     Fund     Fund       Fund       Fund     Fund        Fund       Fund
-----------------------------------------------------------------------------------------------------------------------------------
Repurchase agreements (1)         x/         x/        x/        x/       x/         x/         x/        x/        x/          x/
-----------------------------------------------------------------------------------------------------------------------------------
Reverse dollar roll transactions                                          x/ (1)     x/ (1)
-----------------------------------------------------------------------------------------------------------------------------------
Borrowing not to exceed 10% of
total fund assets                            x/        x/                                       x/        x/                    x/
-----------------------------------------------------------------------------------------------------------------------------------
Borrowing not to exceed one-third
of total fund assets              x/                             x/       x/         x/                             x/
-----------------------------------------------------------------------------------------------------------------------------------
Reverse repurchase agreement      x/         x/                  x/       x/         x/         x/        x/        x/          x/
-----------------------------------------------------------------------------------------------------------------------------------
Dollar roll transactions                                                  x/         x/
-----------------------------------------------------------------------------------------------------------------------------------
Leverage                          x/                   x/        x/       x/         x/ (2)                         x/
-----------------------------------------------------------------------------------------------------------------------------------
Securities lending not to exceed
10% of total fund assets                               x/                                       x/        x/                    x/
-----------------------------------------------------------------------------------------------------------------------------------
Securities lending not to exceed
30% of total fund assets          x/         x/                  x/       x/         x/                             x/
-----------------------------------------------------------------------------------------------------------------------------------
When-issued and forward
commitment securities             x/         x/        x/        x/       x/ (3)     x/ (3)     x/                  x/
-----------------------------------------------------------------------------------------------------------------------------------
Forward currency contracts (9)    x/         x/        x/        x/       x/
-----------------------------------------------------------------------------------------------------------------------------------
Purchase options on securities
and currencies (7)                x/         x/        x/        x/       x/         x/                             x/
-----------------------------------------------------------------------------------------------------------------------------------
Purchase options on securities
indices (7)                       x/         x/        x/        x/       x/
-----------------------------------------------------------------------------------------------------------------------------------
Write covered call options (7)    x/         x/        x/        x/       x/         x/                             x/
-----------------------------------------------------------------------------------------------------------------------------------
Write covered put options (7)     x/         x/        x/        x/       x/         x/                             x/
-----------------------------------------------------------------------------------------------------------------------------------
Interest rate futures contracts(8)x/         x/        x/        x/       x/         x/                             x/
-----------------------------------------------------------------------------------------------------------------------------------
Futures and swaps and options on
futures                           x/         x/        x/        x/       x/         x/                             x/
-----------------------------------------------------------------------------------------------------------------------------------
Equity swaps                      x/         x/        x/        x/       x/         x/
-----------------------------------------------------------------------------------------------------------------------------------
Illiquid securities (limited to
5% of the fund's net assets       x/ (6)     x/ (6)    x/ (6)    x/ (6)   x/ (6)     x/ (6)     x/ (5)    x/ (5)    x/ (6)     x/(5)
-----------------------------------------------------------------------------------------------------------------------------------
Illiquid securities (limited to
10% of fund's net assets)                                                                       x/        x/                   x/
-----------------------------------------------------------------------------------------------------------------------------------
Illiquid securities (limited to
15% of fund's net assets)         x/         x/        x/        x/       x/         x/                             x/
====================================================================================================================================



1 Under the Investment Company Act, repurchase agreements and reverse dollar roll transactions are considered to be loans by a Fund and must be fully collateralized by collateral assets. If the seller defaults on its obligations to repurchase the underlying security, a Fund may experience delay

                                       21


     or difficulty in exercising its rights to realize upon the security, may incur a loss if the value of the security declines and may incur disposition costs in liquidating the security.

2 The Manager will not use leverage for the Short Bond Fund if, as a result, the Fund's portfolio duration would not be comparable to or less than that of three-year U.S. Treasury notes.
3 The Fund also may enter into forward commitments to sell high-grade liquid debt securities it does not own at the time of entering such commitments.
4 A Fund will not enter into any options on securities, securities indices or currencies or related options (including options on futures) if the sum of the initial margin deposits and premiums paid for any such option or options would exceed 5% of its total assets, and it will not enter into options with respect to more than 25% of its total assets.
5 A Fund does not enter into any futures contracts or related options if the sum of initial margin deposits on futures contracts, related options
      (including options on securities, securities indices and currencies) and premiums paid for any such related options would exceed 5% of its total assets. A Fund does not purchase futures contracts or related options if, as a result, more than one-third of its total assets would be so invested.
6 A Fund that may invest in forward currency contracts may not invest more than one-third of its assets in such contracts.



Borrowing

Subject to the limits set forth in the Prospectus, the Funds may pledge their assets in connection with borrowings. A Fund will not purchase any securities while any borrowings exceed 5% of its total assets (excluding, in the case of the Short Bond Fund, fully collateralized reverse repurchase agreements and dollar roll transactions), except that the Growth, Small Cap Opportunities, International Growth, Select 50, Asset Allocation, Equity Income, International Small Cap, Emerging Asia and Opportunities Funds may not purchase securities if such borrowings exceed 10% of their total assets.

Defensive Investments and Portfolio Turnover

Notwithstanding its investment objective, each Fund may adopt up to a 100% cash or cash equivalent position for temporary defensive purposes to protect against erosion of its capital base. Depending upon the Manager's analysis of the various markets and other considerations, all or part of the assets of a Fund may be held in cash and cash equivalents (denominated in U.S. dollars or foreign currencies), such as U.S. government securities or obligations issued or guaranteed by the government of a foreign country or by an international organization designed or supported by multiple foreign governmental entities to promote economic reconstruction or development, high-quality commercial paper, time deposits, savings accounts, certificates of deposit, bankers' acceptances and repurchase agreements with respect to all of the foregoing. Such investments also may be made for temporary purposes pending investment in other securities and following substantial new investment in a Fund.

Portfolio securities are sold whenever the Manager believes it appropriate to further the Fund's investment objective or when it appears that a position of the desired size cannot be accumulated. Portfolio turnover generally involves some expense to a Fund, including brokerage commissions, dealer mark-ups and other transaction costs, and may result in the recognition of capital gains that may be distributed to shareholders. See "Financial Highlights" for portfolio turnover information. The annual portfolio turnover rate for the Emerging Asia Fund is expected to be approximately 125%. Even when portfolio turnover exceeds 100% for a Fund that Fund does not regard portfolio turnover as a limiting factor. Portfolio turnover in excess of 100% is considered high, increases brokerage costs incurred by a Fund and may cause recognition of gain by shareholders.

Hedging and Risk Management Practices

In seeking to protect against the effect of adverse changes in financial markets or against currency exchange rate or interest rate changes that are adverse to the present or prospective positions of the Funds, each of the Funds (except the Money Funds) may employ certain risk management practices using certain derivative securities and techniques (known as Derivatives). Markets in some countries currently do not have instruments available for hedging transactions. To the extent that such instruments do not exist, the Manager may not be able to hedge its investment effectively in such countries. Furthermore, a Fund engages in hedging activities only when the Manager deems it to be appropriate and does not necessarily engage in hedging transactions with respect to each investment.

Hedging transactions involve certain risks. While a Fund may benefit from the use of hedging positions, unanticipated changes in interest rates or securities prices may result in poorer overall performance for a Fund than if it had not entered into a hedging position. If the correlation between a hedging position and a portfolio position is not properly protected, the desired protection may not be obtained and the Fund may be exposed to risk of financial loss. In addition, a Fund pays commissions and other costs in connection with such investments.

Investment Restrictions

The investment objective of each Fund is fundamental and may not be changed without shareholder approval but, unless otherwise stated, each Fund's other investment policies may be changed by its Trust's Board. If there is a change in the investment objective or policies of any Fund, shareholders should consider whether that Fund remains an appropriate investment in light of their then-current financial positions and needs. The Funds are subject to additional investment policies and restrictions described in the Statement of Additional Information, some of which are fundamental.

The California Money, Federal Money, Equity Income, Select 50, Micro Cap and Small Cap Opportunities Funds have reserved the right, if approved by the Board, to convert in the future to a "feeder" fund that would invest all of its assets in a "master" fund having substantially the same investment objective, policies and restrictions. At least 30-days' prior written notice of any such action would be given to all shareholders if and when such a proposal is approved, although no such action has been proposed as of the date of this Prospectus.

Risk Considerations

Small Companies

The Small Cap, Small Cap Opportunities, Micro Cap and International Small Cap Funds emphasize, and the Select 50, other International, Growth, Allocation and Global Funds may make investments in, smaller companies that may benefit from the development of new products and services. Such smaller companies may present greater opportunities for capital appreciation but may involve greater risk than larger, more mature issuers. Such smaller companies may have limited product lines, markets or financial resources, and their securities may trade less frequently and in more limited volume than those of larger, more mature companies. As a result, the prices of their securities may fluctuate more than those of larger issuers.

Foreign Securities

The Domestic Equity, Select 50, Asset Allocation, International and Global Funds have the right to purchase securities in foreign countries. Accordingly, shareholders should consider carefully the substantial risks involved in investing in securities issued by companies and governments of foreign nations, which are in addition to the usual risks of loss inherent in domestic investments. The Select 50, International and Global Funds, particularly the Emerging Asia Fund and Emerging Markets Fund, may invest in securities of companies domiciled in, and in markets of, so-called "emerging market countries." These investments may be subject to higher risks than investments in more developed countries.

Foreign investments involve the possibility of expropriation, nationalization or confiscatory taxation, taxation of income earned in foreign nations (including, for example, withholding taxes on interest and dividends) or other taxes imposed with respect to investments in foreign nations, foreign exchange controls (which may include suspension of the ability to transfer currency from a given country and repatriation of investments), default in foreign government securities, and political or social instability or diplomatic developments that could adversely affect investments. In addition, there is often less publicly available information about foreign issuers than those in the U.S. Foreign companies are often not subject to uniform accounting, auditing and financial reporting standards. Further, these Funds may encounter difficulties in pursuing legal remedies or in obtaining judgments in foreign courts. Additional risk factors, including use of domestic and foreign custodian banks and depositories, are described elsewhere in the Prospectus and in the Statement of Additional Information.

Brokerage commissions, fees for custodial services and other costs relating to investments in other countries are generally greater than in the U.S. Foreign markets have different clearance and settlement procedures from those in the U.S., and certain markets have experienced times when settlements did not keep pace with the volume of securities transactions. The inability of a Fund to make intended security purchases due to settlement difficulties could cause it to miss attractive investment opportunities. Inability to sell a portfolio security due to settlement problems could result in loss to the Fund if the value of the portfolio security declined or result in claims against the Fund. In certain countries, there is less government supervision and regulation of business and industry practices, stock exchanges, brokers, and listed companies than in the U.S. The securities markets of many of the countries in which these Funds may invest may also be smaller, less liquid, and subject to greater price volatility than those in the U.S.

Because certain foreign securities may be denominated in foreign currencies, the value of such securities will be affected by changes in currency exchange rates and in exchange control regulations, and costs will be incurred in connection with conversions between currencies. A change in the value of a foreign currency against the U.S. dollar results in a corresponding change in the U.S. dollar value of a Fund's securities denominated in the currency. Such changes also affect the Fund's income and distributions to shareholders. A Fund may be affected either favorably or unfavorably by changes in the relative rates of exchange between the currencies of different nations, and a Fund may therefore engage in foreign currency hedging strategies. Such strategies, however, involve certain transaction costs and investment risks, including dependence upon the Manager's ability to predict movements in exchange rates.

Some countries in which one of these Funds may invest also may have fixed or managed currencies that are not freely convertible at market rates into the U.S. dollar. Certain currencies may not be internationally traded. A number of these currencies have experienced steady devaluation relative to the U.S. dollar, and such devaluations in the currencies may have a detrimental impact on the Fund. Many countries in which a Fund may invest have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuation in inflation rates may have negative effects on certain economies and securities markets. Moreover, the economies of some countries may differ favorably or unfavorably from the U.S. economy in such respects as the rate of growth of gross domestic product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments. Certain countries also limit the amount of foreign capital that can be invested in their markets and local companies, creating a "foreign premium" on capital investments available to foreign investors such as the Fund. The Fund may pay a "foreign premium" to establish an investment position which it cannot later recoup because of changes in that country's foreign investment laws.

Security Lending

The Funds may lend its securities to brokers, dealers and other financial organizations. There is a risk of delay in receiving collateral or in recovering the securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially.

Lower Quality Debt

The Select 50, International and Global Funds are authorized to invest in medium-quality (rated or equivalent to BBB by S&P or Fitch's or Baa by Moody's) and in limited amounts of high-risk debt securities below investment grade quality. Medium quality debt securities have speculative characteristics, and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than with higher grade debt securities.

As an operating policy, which may be changed by the Board without shareholder approval, these Funds do not invest more than 5% of their total assets in debt securities below investment grade, also known as "junk bonds". The Board may consider a change in this operating policy if, in its judgment, economic conditions change such that a higher level of investment in high-risk, lower quality debt securities would be consistent with the interests of these Funds and their shareholders. Unrated debt securities are not necessarily of lower quality than rated securities but may not be attractive to as many buyers. Regardless of rating levels, all debt securities considered for purchase (whether rated or unrated) are analyzed by the Manager to determine, to the extent reasonably possible, that the planned investment is sound. From time to time, these Funds may purchase defaulted debt securities if, in the opinion of the Manager, the issuer may resume interest payments in the near future.

Diversification

Diversifying a fund's portfolio can reduce the risks of investing by limiting the portion of your investment in any one issuer or industry. Less diversified funds may be more sensitive to changes in the market value of a single issuer or industry. The Select 50 Fund may present greater risk than is usually associated with widely diversified mutual funds because it may invest in the securities of as few as 50 issuers. Therefore, the Select 50 Fund is not appropriate as your sole investment.

Concentration in Communications Industry

The Communications Fund concentrates its investments in the global communications industry. Consequently, the Fund's share value may be more volatile than that of mutual funds not sharing this concentration. The value of the Fund's shares may vary in response to factors affecting the global communications industry, which may be subject to greater changes in governmental policies and regulation than many other industries, and regulatory approval requirements may materially affect the products and services. Because this Fund must satisfy certain diversification requirements in order to maintain its qualification as a regulated investment company within the meaning of the Code, this Fund may not always be able to take full advantage of opportunities to invest in certain communications companies.

Concentration in Securities of Emerging Asian Companies

The Emerging Asia Fund concentrates its investments in companies that have their principal activities in emerging Asian countries. Consequently, the Fund's share value may be more volatile than that of investment companies not sharing this geographic concentration. The value of the Fund's shares may vary in response to political and economic factors affecting issuers in emerging Asian countries. Although the Fund normally does not expect to invest in Japanese companies, some emerging Asian economies are directly affected by Japanese capital investment in the region and by Japanese consumer demands. Many of the emerging Asian countries are developing both economically and politically. Emerging Asia countries may have relatively unstable governments, economies based on only a few commodities or industries, and securities markets trading infrequently or in low volumes. Some emerging Asian countries restrict the extent to which foreigners may invest in their securities markets. Securities of issuers located in some emerging Asian countries tend to have volatile prices and may offer significant potential for loss as well as gain. Further, certain companies in emerging Asia may not have firmly established product markets, may lack depth of management, or may be more vulnerable to political or economic developments such as nationalization of their own industries.

Interest Rates

The market value of debt securities that are interest-rate sensitive is inversely related to changes in interest rates. That is, an interest rate decline produces an increase in a security's market value and an interest rate increase produces a decrease in value. The longer the remaining maturity of a security, the greater the effect of interest rate change. Changes in the ability of an issuer to make payments of interest and principal and in the market's perception of its creditworthiness also affect the market value of that issuer's debt securities.

Prepayments of principal of mortgage-related securities by mortgagors or mortgage foreclosures affect the average life of the mortgage-related securities in a Fund's portfolio. Mortgage prepayments are affected by the level of interest rates and other factors, including general economic conditions and the underlying location and age of the mortgage. In periods of rising interest rates, the prepayment rate tends to decrease, lengthening the average life of a pool of mortgage-related securities. In periods of falling interest rates, the prepayment rate tends to increase, shortening the average life of a pool. Because prepayments of principal generally occur when interest rates are declining, it is likely that the Fixed Income Funds, and the Asset Allocation Fund, to the extent it retains the same percentage of debt securities, may have to reinvest the proceeds of prepayments at lower interest rates than those of their previous investments. If this occurs, a Fund's yield will correspondingly decline. Thus, mortgage-related securities may have less potential for capital appreciation in periods of falling interest rates than other fixed-income securities of comparable duration, although they may have a comparable risk of decline in market value in periods of rising interest rates. To the extent that the Fixed Income Funds or the Asset Allocation Fund purchase mortgage-related securities at a premium, unscheduled prepayments, which are made at par, result in a loss equal to any unamortized premium. Duration is one of the fundamental tools used by the Manager in managing interest rate risks including prepayment risks. See "Duration" in the Glossary.

Tax-Free Funds

Investing in Municipal Securities. Because the California Intermediate Bond and the California Money Funds invest primarily in California municipal securities, their performance may be especially affected by factors pertaining to the California economy and other factors specifically affecting the ability of issuers of California municipal securities to meet their obligations. As a result, the value of the Funds' shares may fluctuate more widely than the value of shares of a portfolio investing in securities relating to a number of different states. The Federal Money Fund also may invest a portion of its portfolio in California municipal securities. Investors in the Federal Money Fund should note that the types of risks of investing in California municipal securities exist in varying degrees for municipal securities of other states.

Non-diversified   Portfolio.   The  California   Intermediate  Bond  Fund  is  a
"non-diversified" investment company under the Investment Company Act. This means that, with respect to 50% of its total assets, it may not invest more than 5% of its total assets in the securities of any one issuer (other than the U.S. Government). The balance of its assets may be invested in as few as two issuers. Thus, up to 25% of the Fund's total assets may be invested in the securities of any one issuer. For purposes of this limitation, a security is considered to be issued by the governmental entity (or entities) the assets and revenues of which back the security, or, with respect to an industrial development bond, that is backed only by the assets and revenues of a non-governmental user, by such non-governmental user. In certain circumstances, the guarantor of a guaranteed security also may be considered to be an issuer in connection with such guarantee. By investing in a portfolio of municipal securities, a shareholder in the California Intermediate Bond Fund enjoys greater diversification than an investor holding a single municipal security. However, the investment return on a non-diversified portfolio typically is dependent upon the performance of a smaller number of issuers relative to the number of issuers held in a diversified portfolio. If the financial condition or market assessment of certain issuers changes, this Fund's policy of acquiring large positions in the obligations of a relatively small number of issuers may affect the value of its portfolio to a greater extent than if its portfolio were fully diversified. Management Of The Funds

The Montgomery Funds and The Montgomery Funds II (the "Trusts") each has a Board of Trustees that establishes its Funds' policies and supervises and reviews their management. Day-to-day operations of the Funds are administered by the officers of the Trusts and by the Manager pursuant to the terms of an investment management agreement with each Fund.

Montgomery Asset Management, L.P., is the Funds' Manager. The Manager, a California limited partnership, was formed in 1990 as an investment adviser registered as such with the SEC under the Investment Advisers Act of 1940, as amended, and since then has advised private accounts as well as the Funds. Its general partner is Montgomery Asset Management, Inc., and its sole limited partner is Montgomery Securities, the Funds' Distributor. Under the Investment Company Act, both Montgomery Asset Management, Inc. and Montgomery Securities may be deemed control persons of the Manager. Although the operations and management of the Manager are independent from those of Montgomery Securities, the Manager may draw upon the research and administrative resources of Montgomery Securities in its discretion and consistent with applicable regulations.

Portfolio Managers

John D. Boich is a managing director and senior portfolio manager. From 1990 to 1993, he was vice president and portfolio manager at The Boston Company
Institutional Investors Inc. From 1989 to 1990, he was the founder and co-manager of The Common Goal World Fund, a global equity partnership. From 1987 to 1989, Mr. Boich worked as a financial adviser with Prudential-Bache Securities and E.F. Hutton & Company. Mr. Boich, together with Mr. Castro, manages the Global Opportunities Fund, the Global Communications Fund, the International Small Cap Fund and the International Growth Fund.

John H. Brown, CFA, is a managing director and senior portfolio manager. Preceding his arrival at the Manager in May 1994, Mr. Brown was an analyst and portfolio manager at Merus Capital Management in San Francisco, California from June 1986. Mr. Brown manages the Equity Income Fund.

Michael Carmen, CFA, is a vice president and portfolio manager. From 1993 until joining the Manager in 1996, he was a vice president and associate portfolio manager with State Street Research and Management Company in Boston where he assisted with the management of capital appreciation and growth portfolios. Before then, he was a Senior Equity Analyst with State Street and, from 1991 to 1992, with Cigna Investments in Hartford. Mr. Carmen, as a key member of the growth equity team (which includes also Mr. Honour and Mr. Pratt), manages the Growth Fund, the Micro Cap Fund and the Small Cap Opportunities Fund and the equity component of the Asset Allocation Fund.

Oscar A. Castro is a managing director and senior portfolio manager. Before joining the Manager, he was vice president/portfolio manager at G.T. Capital Management, Inc. from 1991 to 1993. From 1989 to 1990, he was co-founder and co-manager of The Common Goal World Fund, a global equity partnership. From 1987 to 1989, he was deputy portfolio manager/analyst at Templeton International. Mr. Castro, together with Mr. Boich, manages the Global Opportunities Fund, the
Global Communications Fund, the International Small Cap Fund and the International Growth Fund.

Frank Chiang is a vice president and portfolio manager. From 1993 until joining the Manager in 1996, Mr. Chiang was managing director and portfolio manager at TCW Asia Ltd. in Hong Kong. Mr. Chiang, together with Ms. Ee, Ms. Jimenez, Mr. Sudweeks and Mr. Haslett, manages the Emerging Markets Fund and the Emerging Asia Fund.

Angeline Ee is a vice president and portfolio manager. From 1990 until joining the Manager in July 1994, Ms. Ee was an Investment Manager with AIG Investment Corp. in Hong Kong. From June 1989 until September 1990, Ms. Ee was a co-manager of a portfolio of Asian equities and bonds at Chase Manhattan Bank in Singapore. Ms. Ee, together with Ms. Jimenez, Mr. Sudweeks, Mr. Haslett and Mr. Chiang, manages the Emerging Markets Fund and the Emerging Asia Fund.

Kevin T. Hamilton, Chairman of the Manager's Investment Oversight Committee and a managing director, is responsible for coordinating and implementing the investment decisions of the Manager's equity teams for the Select 50 Fund. The portfolio management teams responsible for the different disciplines used in the Select 50 Fund are described throughout this "portfolio managers" section. From 1985 until joining the Manager in February 1991, Mr. Hamilton was a Senior vice president responsible for investment oversight at Analytic Investment Management in Irvine, California.

Thomas R. Haslett, CFA, is a managing director and senior portfolio manager. From 1987 until joining the Manager in April 1992, Mr. Haslett was a portfolio manager at Gannett, Welsh and Kotler in Boston, Massachusetts. Mr. Haslett, together with Ms. Jimenez, Mr. Sudweeks, Ms. Ee and Mr. Chiang manages the Emerging Asia Fund and the Emerging Markets Fund.

Roger W. Honour is a managing director and senior portfolio manager. Prior to joining Montgomery Asset Management in June 1993, Mr. Honour spent one year as vice president and portfolio manager at Twentieth Century Investors in Kansas City, Missouri. From 1990 to 1992, he served as vice president and portfolio manager at Alliance Capital Management. From 1978 to 1990, Mr. Honour was a vice president with Merrill Lynch Capital Markets. Mr. Honour, as a key member of the growth equity team (which includes also Mr. Pratt and Mr. Carmen), manages the Growth Fund, the Micro Cap Fund and the Small Cap Opportunities Fund and the equity component of the Asset Allocation Fund.

Josephine S. Jimenez, CFA, is a managing director and senior portfolio manager. From 1988 through 1991, Ms. Jimenez worked at Emerging Markets Investors Corporation/Emerging Markets Management in Washington, D.C. as senior analyst and portfolio manager. Ms. Jimenez, together with Mr. Sudweeks, Mr. Haslett and Ms. Ee and Mr. Chiang, manages the Emerging Asia and Emerging Markets Funds.

Bradford D. Kidwell is a vice president and portfolio manager. Mr. Kidwell joined the Manager in 1991 from the position he held since 1989 as the sole general partner and portfolio manager of Oasis Financial Partners, an affiliate of the Distributor that invested in savings and loans. Before then, he covered the savings and loan industry for Dean Witter Reynolds from 1987 to 1989. Mr. Kidwell, together with Mr. Roberts and Mr. Philpott, manages the Small Cap Fund.

Jerome C. (Cam) Philpott, CFA, is a vice president and portfolio manager. Before joining the Manager, Mr. Philpott was a securities analyst with Boettcher & Company in Denver from 1988 to 1991. Mr. Philpott, together with Mr. Roberts and Mr. Kidwell, manages the Small Cap Fund.

Andrew Pratt, CFA, is a vice president and portfolio manager. He joined Montgomery Asset Management from Hewlett-Packard Company, where he was an equity analyst, managed a portfolio of small capitalization technology companies, and researched private placement and venture capital investments. From 1983 through 1988, he worked in the Capital Markets Group at Fidelity Investments in Boston, Massachusetts. Mr. Pratt, as a key member of the growth equity team (which includes also Mr. Honour and Mr. Carmen), manages the Growth Fund, the Micro Cap Fund and the Small Cap Opportunities Fund and the equity component of the Asset Allocation Fund.

Stuart O. Roberts is a managing director and senior portfolio manager. For the five years preceding this Fund's inception in 1990, Mr. Roberts was a portfolio manager and analyst at Founders Asset Management in Denver, Colorado, where he managed three public mutual funds. Mr. Roberts, together with Mr. Philpott and Mr. Kidwell, manages the Small Cap Fund.

Bryan L. Sudweeks, Ph.D., CFA, is a managing director and senior portfolio manager. Before joining the Manager, he was a senior analyst and portfolio manager at Emerging Markets Investors Corporation/Emerging Markets Management in Washington, D.C. Previously, he was a Professor of International Finance and Investments at George Washington University and served as Adjunct Professor of International Investments from 1988 until May 1991. Mr. Sudweeks, together with Ms. Jimenez, Mr. Haslett and Ms. Ee and Mr. Chiang manages the Emerging Asia and Emerging Markets Funds. Mr. Sudweeks is also a Portfolio Strategist for the International Growth Fund.

William C. Stevens is a managing director and a senior portfolio manager. At Barclays de Zoete Wedd Securities from 1991 to 1992, he started its CMO and asset-backed securities trading. Mr. Stevens traded stripped mortgage securities and mortgage-related interest rate swaps for the First Boston Corporation from 1990 to 1991, and while with Drexel Burnham Lambert from 1984 to 1990 was responsible for the origination and trading of all derivative mortgage-related securities. Mr. Stevens manages the Short Government Bond Fund, the Government Reserve Fund, the Federal Tax-Free Money Fund, the California Tax-Free Intermediate Bond Fund and the California Tax-Free Money Fund. Mr. Stevens is also the portfolio manager for the fixed-income and cash components of the Asset Allocation Fund.

Management Fees and Other Expenses

The Manager provides the Funds with advice on buying and selling securities, manages the Funds' investments, including the placement of orders for portfolio transactions, furnishes the Funds with office space and certain administrative services, and provides personnel needed by the Funds with respect to the Manager's responsibilities under the Manager's Investment Management Agreement with each Fund. The Manager also compensates the members of the Trusts' Boards of Trustees who are interested persons of the Manager, and assumes the cost of printing prospectuses and shareholder reports for dissemination to prospective investors. As compensation, each Fund pays the Manager a management fee (accrued daily but paid when requested by the Manager) based upon the value of the average daily net assets of that Fund, according to the following table.


The  management  fees for the  Domestic  Equity,  Select 50,  Asset  Allocation,
International and Global Funds are higher than for most mutual funds.

                                                                   Average Daily Net Assets                       Management Fee
                                                                                                                   (Annual Rate)
-------------------------------------------------------------------------------------------------------------------------------
Montgomery Growth Fund                                             First $500 million                                 1.00%
                                                                   Next $500 million                                  0.90%
                                                                   Over $1 billion                                    0.80%
-------------------------------------------------------------------------------------------------------------------------------
Montgomery Equity Income Fund                                      First $500 million                                 0.60%
                                                                   Over $500 million                                  0.50%
-------------------------------------------------------------------------------------------------------------------------------
Montgomery Small Cap Fund                                          First $250 million                                 1.00%
                                                                   Over $250 million                                  0.80%
-------------------------------------------------------------------------------------------------------------------------------
Montgomery Small Cap Opportunities Fund                            First $200 million                                 1.20%
                                                                   Next $300 million                                  1.10%
                                                                   Over $500 million                                  1.00%
-------------------------------------------------------------------------------------------------------------------------------
Montgomery Micro Cap Fund                                          First $200 million                                 1.40%
                                                                   Over $200 million                                  1.25%
-------------------------------------------------------------------------------------------------------------------------------
Montgomery Global Opportunities Fund                               First $500 million                                 1.25%
                                                                   Next $500 million                                  1.10%
                                                                   Over $1 billion                                    1.00%
-------------------------------------------------------------------------------------------------------------------------------
Montgomery Global Communications Fund                              First $250 million                                 1.25%
                                                                   Over $250 million                                  1.00%
-------------------------------------------------------------------------------------------------------------------------------
Montgomery International Small Cap Fund                            First $250 million                                 1.25%
                                                                   Over $250 million                                  1.00%


                                       27

                                                                   Average Daily Net Assets                       Management Fee
                                                                                                                   (Annual Rate)
-------------------------------------------------------------------------------------------------------------------------------
Montgomery International Growth Fund                               First $500 million                                 1.10%
                                                                   Next $500 million                                  1.00%
                                                                   Over $1 billion                                    0.90%
-------------------------------------------------------------------------------------------------------------------------------
Montgomery Emerging Asia Fund                                      First $500 million                                 1.25%
                                                                   Next $500 million                                  1.10%
                                                                   Over $1 billion                                    1.00%
-------------------------------------------------------------------------------------------------------------------------------
Montgomery Emerging Markets Fund                                   First $250 million                                 1.25%
                                                                   Over $250 million                                  1.00%
-------------------------------------------------------------------------------------------------------------------------------
Montgomery Select 50 Fund                                          First $250 million                                 1.25%
                                                                   Next $250 million                                  1.00%
                                                                   Over $500 million                                  0.90%
-------------------------------------------------------------------------------------------------------------------------------
Montgomery Asset Allocation Fund                                   First $500 million                                 0.80%
                                                                   Over  $500 million                                 0.65%
-------------------------------------------------------------------------------------------------------------------------------
Montgomery Short Government Bond Fund                              First $500 million                                 0.50%
                                                                   Over  $500 million                                 0.40%
-------------------------------------------------------------------------------------------------------------------------------
Montgomery Government Reserve Fund                                 First $250 million                                 0.40%
                                                                   Next  $250 million                                 0.30%
                                                                   Over  $500 million                                 0.20%
-------------------------------------------------------------------------------------------------------------------------------
Montgomery Federal Tax-Free Money Fund                             First $500 million                                 0.40%
                                                                   Over $500 million                                  0.30%
-------------------------------------------------------------------------------------------------------------------------------
Montgomery California Tax-Free Intermediate Bond Fund              First $500 million                                 0.50%
                                                                   Over  $500 million                                 0.40%
-------------------------------------------------------------------------------------------------------------------------------
Montgomery California Tax-Free Money Fund                          First $500 million                                 0.40%
                                                                   Over  $500 million                                 0.30%
-------------------------------------------------------------------------------------------------------------------------------



The Manager also serves as the Funds' Administrator (the "Administrator"). The Administrator performs services with regard to various aspects of each Fund's administrative operations. As compensation, the Funds pay the Administrator a monthly fee at the following annual rates: each of the Growth, Equity Income, Opportunities, Emerging Asia and Allocation Funds pays seven one-hundredths of one percent (0.07%) of average daily net assets (0.06% of average daily net assets over $500 million); each of the Small Cap, Small Cap Opportunities, Select 50, Micro Cap, Emerging Markets, International Small Cap, International Growth and Communications Funds pays seven one-hundredths of one percent (0.07%) of average daily net assets (0.06% of daily net assets over $250 million); each of the Short, Reserve and Tax-Free Funds pays five one-hundredths of one percent (0.05%) of average daily net assets (0.04% of average daily net assets over $500 million and the Reserve Fund over $250 million).

Each Fund is responsible for its own operating expenses including, but not limited to: the Manager's fees; taxes, if any; brokerage and commission expenses, if any; interest charges on any borrowings; transfer agent, administrator, custodian, legal and auditing fees; shareholder servicing fees including fees to third party servicing agents; fees and expenses of Trustees who are not interested persons of the Manager; salaries of certain personnel; costs and expenses of calculating its daily net asset value; costs and expenses of accounting, bookkeeping and recordkeeping required under the Investment Company Act; insurance premiums; trade association dues; fees and expenses of registering and maintaining registration of its shares for sale under federal and applicable state securities laws; all costs associated with shareholders meetings and the preparation and dissemination of proxy materials, except for meetings called solely for the benefit of the Manager or its affiliates; printing and mailing prospectuses, statements of additional information and reports to shareholders; and other expenses relating to that Fund's operations, plus any extraordinary and nonrecurring expenses that are not expressly assumed by the Manager.

For certain Funds, the Manager has agreed to reduce its management fee if necessary to keep total annual operating expenses at or below the lesser of the maximum allowable by applicable state expense limitations or the following percentages of each Fund's average net assets: the Growth Fund, one and five-tenths of one percent (1.50%); the Equity Income Fund, eighty-five one-hundredths of one percent (0.85%); the Small Cap Fund, one and four-tenths of one percent (1.40%); the Small Cap Opportunities Fund, one and five-tenths of one percent (1.50%); the Micro Cap Fund, one and seventy-five one-hundredths of one percent (1.75%); the International Growth Fund, one and sixty-five one-hundredths of one percent (1.65%); the Select 50 Fund, one and eight-tenths of one percent (1.80%); the Emerging Markets, International Small Cap, Communications and Opportunities Funds, one and nine-tenths of one percent (1.90%); the Asset Allocation Fund, one and three-tenths of one percent (1.30%); the Bond Funds, seven-tenths of one percent (0.70%); and the Money Market Funds, six-tenths of one percent (0.60%). The Manager also may voluntarily reduce additional amounts to increase the return to a Fund's investors. The Manager may terminate these voluntary reductions at any time. Any reductions made by the Manager in its fees are subject to reimbursement by that Fund within the following two years (three years for the Asset Allocation Fund), provided that the Fund is able to effect such reimbursement and remain in compliance with applicable expense limitations. The Manager generally seeks reimbursement for the oldest reductions and waivers before payment by the Funds for fees and expenses for the current year.

In addition, the Manager may elect to absorb operating expenses that a Fund is obligated to pay to increase the return to that Fund's investors. If the Manager performs a service or assumes an operating expense for which a Fund is obligated to pay and the performance of such service or payment of such expense is not an obligation of the Manager under the Investment Management Agreement, the Manager is entitled to seek reimbursement from that Fund for the Manager's costs incurred in rendering such service or assuming such expense. The Manager also may compensate broker-dealers and other intermediaries that distribute a Fund's shares as well as other service providers of shareholder and administrative services. The Manager may also sponsor seminars and educational programs on the Funds for financial intermediaries and shareholders.

The Manager considers a number of factors in determining which brokers or dealers to use for each Fund's portfolio transactions. While these factors are more fully discussed in the Statement of Additional Information, they include, but are not limited to, reasonableness of commissions, quality of services and execution and availability of research that the Manager may lawfully and appropriately use in its investment management and advisory capacities. Provided the Funds receive prompt execution at competitive prices, the Manager also may consider sale of a Fund's shares as a factor in selecting broker-dealers for that Fund's portfolio transactions. It is anticipated that Montgomery Securities may act as one of the Funds' brokers in the purchase and sale of portfolio securities and, in that capacity, will receive brokerage commissions from the Funds. The Funds will use Montgomery Securities as its broker only when, in the judgment of the Manager and pursuant to review by the Boards, Montgomery Securities will obtain a price and execution at least as favorable as that available from other qualified brokers. See "Execution of Portfolio Transactions" in the Statement of Additional Information for further information regarding Fund policies concerning execution of portfolio transactions.

Investors Fiduciary Trust Company, 127 West 10th Street, Kansas City, Missouri 64105, serves as the master transfer agent for the Funds (the "Master Transfer Agent") and performs certain recordkeeping and accounting functions. The Master Transfer Agent delegates certain transfer agent functions to DST Systems, Inc., P.O. Box 419073, Kansas City, Missouri 64141-6073, the Funds' transfer agent (the "Transfer Agent"). Morgan Stanley Trust Company, located at One Pierrepont Plaza, Brooklyn, New York 11201, serves as the Funds' principal custodian (the "Custodian").

How To Contact The Funds

For information on the Funds or your account, call a Montgomery Shareholder Service Representative at:

                                 (800) 572-3863

Mail  your  completed   application,   any  checks,   investment  or  redemption
instructions and correspondence to:

            Regular Mail                      Express Mail or Overnight Service
            The Montgomery Funds              The Montgomery Funds
            c/o DST Systems, Inc.             c/o DST Systems, Inc.
            P.O. Box 419073                   1004 Baltimore St.
            Kansas City, MO  64141-6073              Kansas City, MO  64105

Visit the Montgomery World Wide Web Site at:

                                         www.xperts.montgomery.com/1
How To Invest In The Funds

The Funds' shares are offered directly to the public, with no sales load, at their next-determined net asset value after receipt of an order with payment. The Funds' shares are offered for sale by Montgomery Securities, the Funds' Distributor, 600 Montgomery Street, San Francisco, California 94111, (800) 572-3863, and through selected securities brokers and dealers.

If an order, together with payment in proper form, is received by the Transfer Agent, Montgomery Securities or certain administrators of 401(k) and other retirement plans by 4:00 p.m., New York time, on any day that the New York Stock Exchange ("NYSE") is open for trading, Fund shares will be purchased at the Fund's next-determined net asset value. Orders and payment for the Money Funds must be received by 12:00 noon, New York time. Orders for Fund shares received after the Funds' cutoff times will be purchased at the next-determined net asset value after receipt of the order. Shares of the Fixed Income Funds will not be priced on a national bank holiday.

The minimum initial  investment in each Fund is $1,000 ($5,000 for the Micro Cap
Fund) (including IRAs) and $100 ($500 for the Micro Cap Fund) for subsequent investments. The Manager or the Distributor, in its discretion, may waive these minimums. The Funds do not accept third party checks or cash investments. Checks must be in U.S. dollars and, to avoid fees and delays, drawn only on banks located in the U.S. Purchases may also be made in certain circumstances by payment of securities. See the Statement of Additional Information for further details.

Initial Investments

Minimum Initial Investment (including IRAs):                             $1,000

Minimum Initial Investment for the Micro Cap Fund (including IRAs):      $5,000

--------------------------------------------------------------------------------
Initial Investments by Check
--------------------------------------------------------------------------------

                 o Complete the Account Application. Tell us in which Fund(s) you want to invest and make your check payable to The Montgomery Funds.

                 o We do not accept third party checks or cash investments. Checks must be in U.S. dollars and, to avoid fees and delays, drawn only on banks located in the U.S.

                 o   A charge may be imposed on checks that do not clear.


Initial Investments by Wire

                 o Call the Transfer Agent to tell them you intend to make your initial investment by wire. Provide the Transfer Agent with your name, dollar amount to be invested and Fund(s) in which you want to invest. They will provide you with further instructions to complete your purchase. Complete information regarding your account must be included in all wire instructions to ensure accurate handling of your investment.

                 o Request your bank to transmit immediately available funds by wire for purchase of shares in your name to the following:

                                     Investors Fiduciary Trust Company
                                     ABA #101003621
                                     For: DST Systems, Inc.
                                     Account #7526601
                                     Attention: The Montgomery Funds
                                     For Credit to: (shareholder(s) name)
                                     Shareholder Account Number: (shareholder(s)
                                         account number)
                                     Name of Fund: (Montgomery Fund name)

                 o   Your bank may charge a fee for any wire transfers.

                 o The Funds and the Distributor each reserve the right to reject any purchase order in whole or in part.


Subsequent Investments

Minimum Subsequent Investment (including IRAs):                            $100

Minimum Subsequent Investment for the Micro Cap Fund (including IRAs):     $500


--------------------------------------------------------------------------------
Subsequent Investments by Check
--------------------------------------------------------------------------------

                 o Make your check payable to The Montgomery Funds. Enclose an investment stub with your check. If you do not have an investment stub, mail your check with written instructions indicating the Fund name and account number to which your investment should be credited.

                 o   A charge may be imposed on checks that do not clear.

--------------------------------------------------------------------------------
Subsequent Investments by Wire
--------------------------------------------------------------------------------

                 o You do not need to contact the Transfer Agent prior to making subsequent investments by wire. Instruct your bank to wire funds to the Transfer Agent's affiliated bank by using the bank wire information under "Initial Investments by Wire."

--------------------------------------------------------------------------------
Subsequent Investments by Telephone
--------------------------------------------------------------------------------

                 o Shareholders are automatically eligible to make telephone purchases. To make a purchase, call the Transfer Agent at
                     (800) 572-3863 before the Fund cutoff time.

                 o Shares of the Money Funds and shares for IRAs may not be purchased by phone.

                 o The maximum telephone purchase is an amount up to five times your account value on the previous day.

                 o Payments for shares purchased must be received by the Transfer Agent within three business days after the purchase request. Write your confirmed purchase number on your check or include it in your wire instructions.

                 o You should do one of the following to ensure payment is received in time:

                                    o Transfer funds directly from your bank account by sending a letter and a voided check or deposit slip (for a savings account) to the Transfer Agent.

                                    o Send a check by overnight or 2nd day courier service.

                                    o  Instruct  your bank to wire  funds to the
                                       Transfer Agent's affiliated bank by using
                                       the  bank  wire  information   under  the
                                       section  titled  "Initial  Investments by
                                       Wire."


--------------------------------------------------------------------------------
Automatic Account Builder ("AAB")
--------------------------------------------------------------------------------

                 o AAB will be established on existing accounts only. You may not use an AAB investment to open a new account. The minimum automatic investment amount is each Fund's subsequent investment minimum.

                 o   Your bank must be a member of the Automated Clearing House.

                 o To establish AAB, attach a voided check (checking account) or preprinted deposit slip (savings account) from your bank account to your Montgomery account application or your letter of instruction. Investments will automatically be transferred into your Montgomery account from your checking or savings account.

                 o Investments may be transferred either monthly or quarterly on or up to two business days before the 5th or 20th day of the month. If no day is specified on your account application or your letter of instruction, the 20th of each month will be selected.

                 o You should allow 20 business days for this service to become effective.

                 o You may cancel your AAB at any time by sending a letter to the Transfer Agent. Your request will be processed upon receipt.


Telephone Transactions

You agree to reimburse the Funds for any expenses or losses incurred in connection with transfers from your accounts, including any caused by your bank's failure to act in accordance with your request or its failure to honor your debit. If your bank makes erroneous payments or fails to make payment after shares are purchased on your behalf, any such purchase may be canceled and this privilege terminated immediately. This privilege may be discontinued at any time by the Funds upon 30- days' written notice or at any time by you by written notice to the Funds. Your request will be processed upon receipt.

Although Fund shares are priced at the net asset value next-determined after receipt of a purchase request, shares are not purchased until payment is received. Should payment not be received when required, the Transfer Agent will cancel the telephone purchase request and you may be responsible for any losses incurred by a Fund. The Funds and the Transfer Agent will not be liable for following instructions communicated by telephone reasonably believed to be genuine. The Funds employ reasonable procedures to confirm that instructions communicated by telephone are genuine. These procedures include recording certain telephone calls, sending a confirmation and requiring the caller to give a special authorization number or other personal information not likely to be known by others. The Fund and Transfer Agent may be liable for any losses due to unauthorized or fraudulent telephone transactions only if such reasonable procedures are not followed.
Retirement Plans

Except for the Tax-Free Funds, shares of the Funds are available for purchase by any retirement plan, including Keogh plans, 401(k) plans, 403(b) plans and IRAs. Certain of the Funds are available for purchase through administrators for retirement plans. Investors who purchase shares as part of a retirement plan should address inquiries and seek investment servicing from their plan administrators. Plan administrators may receive compensation from the Funds for performing shareholder services.

Share Certificates

Share certificates will not be issued by the Funds. All shares are held in non-certificated form registered on the books of the Funds and the Transfer Agent for the account of the shareholder.

How To Redeem An Investment In The Funds

The Funds will redeem all or any portion of an investor's outstanding shares upon request. Redemptions can be made on any day that the NYSE is open for trading (except national bank holidays for the Fixed Income Funds). The redemption price is the net asset value per share next determined after the shares are validly tendered for redemption and such request is received by the Transfer Agent or, in the case of repurchase orders, Montgomery Securities or other securities dealers. Payment of redemption proceeds is made promptly regardless of when redemption occurs and normally within three days after receipt of all documents in proper form, including a written redemption order with appropriate signature guarantee. Redemption proceeds will be mailed or wired in accordance with the shareholder's instructions. The Funds may suspend the right of redemption under certain extraordinary circumstances in accordance with the rules of the SEC. In the case of shares purchased by check and redeemed shortly after the purchase, the Transfer Agent will not mail redemption proceeds until it has been notified that the monies used for the purchase have been collected, which may take up to 15 days from the purchase date. Shares tendered for redemptions through brokers or dealers (other than the Distributor) may be subject to a service charge by such brokers or dealers. Procedures for requesting a redemption are set forth below.

--------------------------------------------------------------------------------
Redeeming by Written Instruction
--------------------------------------------------------------------------------


                 o Write a letter giving your name, account number, the name of the Fund from which you wish to redeem and the dollar amount or number of shares you wish to redeem.

                 o Signature guarantee your letter if you want the redemption proceeds to go to a party other than the account owner(s), your predesignated bank account or if the dollar amount of the redemption exceeds $50,000. Signature guarantees may be provided by an eligible guarantor institution such as a commercial bank, an NASD member firm such as a stock broker, a savings association or national securities exchange. Contact the Transfer Agent for more information.

                 o If you do not have a predesignated bank account and want to wire your redemption proceeds, include a voided check or deposit slip with your letter. The minimum amount that may be wired is $500 (wire charges, if any, will be deducted from redemption proceeds). The Fund reserves the right to permit lesser wire amounts or fees in the Manager's discretion.


--------------------------------------------------------------------------------
Redeeming by Check
--------------------------------------------------------------------------------

                 o   Checkwriting  is  available  on  the  Government   Reserve,
                     Federal Money, California Money, California Intermediate Tax-Free Bond and Short Government Bond Funds.

                 o The minimum amount per check is $250. A check for less may be returned to you.

                 o All checks will require only one signature unless otherwise indicated.

                 o   Checks   should  not  be  used  to  close   accounts   with
                     fluctuating  net  asset  values  (California   Intermediate
                     Tax-Free Bond and Short Government Bond Funds).

                 o   Checks will be returned to you at the end of each month.

                 o Checkwriting privileges may not be available for Montgomery Securities brokerage accounts.

                 o   A charge may be imposed for any stop payments requested.



--------------------------------------------------------------------------------
Redeeming By Telephone
--------------------------------------------------------------------------------

                 o Unless you have declined telephone redemption privileges on your account application, you may redeem shares up to $50,000 by calling the Transfer Agent before the Fund cutoff time.

                 o If you included bank wire information on your account application or made subsequent arrangements to accommodate bank wire redemptions, you may request that the Transfer Agent wire your redemption proceeds to your bank account. Allow at least two business days for redemption proceeds to be credited to your bank account. If you want to wire your redemption proceeds to arrive at your bank on the same business day (subject to bank cutoff times), there is a $10 fee.

                 o Telephone redemption privileges will be suspended 30 days after an address change. All redemption requests during this period must be in writing with a guaranteed signature.

                 o Telephone redemption privileges may be cancelled after an account is opened by instructing the Transfer Agent in writing. Your request will be processed upon receipt. This service is not available for IRA accounts.

--------------------------------------------------------------------------------

By establishing telephone redemption privileges, a shareholder authorizes the Funds and the Transfer Agent to act upon the instruction of the shareholder or his or her designee by telephone to redeem from the account for which such service has been authorized and transfer the proceeds to a bank or other account designated in the Authorization. When a shareholder appoints a designee on the Account Application or by other written authorization, the shareholder agrees to be bound by the telephone redemption instructions given by the shareholder's designee. The Funds may change, modify or terminate these privileges at any time upon 60-days' notice to shareholders. The Funds will not be responsible for any loss, damage, cost or expense arising out of any transaction that appears on the shareholder's confirmation after 30 days following mailing of such confirmation. See discussion of Fund telephone procedures and liability under "Telephone Transactions."

Shareholders may experience delays in exercising telephone redemption privileges during periods of abnormal market activity. During periods of volatile economic or market conditions, shareholders may wish to consider transmitting redemption orders by telegram (not available for IRAs) or overnight courier.

Systematic Withdrawal Plan

Under a Systematic Withdrawal Plan, a shareholder with an account value of $1,000 or more in a Fund may receive (or have sent to a third party) periodic payments (by check or wire). The minimum payment amount is $100 from each Fund account. Payments may be made either monthly or quarterly on the 1st of each month. Depending on the form of payment requested, shares will be redeemed up to five business days before the redemption proceeds are scheduled to be received by the shareholder. The redemption may result in the recognition of gain or loss for income tax purposes.

Small Accounts

Due to the relatively high cost of maintaining smaller accounts, each Fund will redeem shares from any account if at any time, because of redemptions by the shareholder, the total value of a shareholder's account is less than $1,000 ($5,000 for the Micro Cap Fund). If a Fund decides to make an involuntary redemption, the shareholder will first be notified that the value of the shareholder's account is less than the minimum level and will be allowed 30 days to make an additional investment to bring the value of that account at least to the minimum investment required to open an account before the Fund takes any action.

Exchange Privileges And Restrictions

You may exchange shares from another Fund with the same registration, taxpayer identification number and address. An exchange may result in a recognized gain or loss for income tax purposes. See the discussion of Fund telephone procedures and limitations of liability under "Telephone Transactions."


--------------------------------------------------------------------------------
Purchasing and Redeeming Shares by Exchange
--------------------------------------------------------------------------------

       o You are automatically eligible to make telephone exchanges with your Montgomery account.

       o Exchange purchases and redemptions will be processed using the next-determined net asset value (with no sales charge or exchange fee) after your request is received. Your request is subject to the Funds' cut-off times.

       o Exchange purchases must meet the minimum investment requirements of the Fund you intend to purchase.

       o You may exchange for shares of a Fund only in states where that Fund's shares are qualified for sale and only for Funds offered by this prospectus.

       o You may not exchange for shares of a Fund that is not open to new shareholders unless you have an existing account with that Fund.

       o Because excessive exchanges can harm a Fund's performance, the Trusts reserve the right to terminate your exchange privileges if you make more than four exchanges out of any one fund during a twelve-month period. The Fund may also refuse an exchange into a Fund from which you have redeemed shares within the previous 90 days (accounts under common control and accounts with the same taxpayer identification number will be counted together). Exchanges out of the Fixed Income Funds are exempt. A shareholder's exchanges may be restricted or refused if a Fund receives, or the Manager anticipates, simultaneous orders affecting significant portions of that Fund's assets and, in particular, a pattern of exchanges coinciding with a "market timing" strategy. The Trusts reserve the right to refuse exchanges by any person or group if, in the Manager's judgment, a Fund would be unable to effectively invest the money in accordance with its investment objective and policies, or would otherwise be potentially adversely affected. Although the Trusts attempt to provide prior notice to affected shareholders when it is reasonable to do so, they may impose these restrictions at any time. The exchange limit may be modified for accounts in certain institutional retirement plans to conform to plan exchange limits and U.S. Department of Labor regulations (for those limits, see plan materials). The Trusts reserve the right to terminate or modify the exchange privileges of Fund shareholders in the future.

--------------------------------------------------------------------------------

Automatic Transfer Service ("ATS")

You may elect systematic exchanges out of the Fixed Income Funds into any other Fund. The minimum exchange is $100 ($500 for the Micro Cap Fund). Periodically investing a set dollar amount into a Fund is also referred to as dollar-cost averaging because the number of shares purchased will vary depending on the price per share. Your account with the recipient Fund must meet the applicable minimum of $1,000 or $5,000 for the Micro Cap Fund. Exchanges out of the Fixed Income Funds are exempt from the four exchanges limit policy.

Directed Dividend Service

If you own shares of the Fixed Income Funds, you may elect to use your monthly dividends to automatically purchase additional shares of another Fund. Your account with the recipient Fund must meet the applicable minimum of $1,000 or $5,000 for the Micro Cap Fund.

Brokers and Other Intermediaries

Investing through Montgomery Securities Brokerage Account (Money Funds Only) Investors with Montgomery Securities brokerage accounts may instruct Montgomery Securities automatically to purchase shares of a Money Fund when the free credit balance in the investor's brokerage account (including deposits, proceeds of sales of securities, and miscellaneous cash dividends and interest, but not amounts held by Montgomery Securities as collateral for margin obligations to Montgomery Securities) exceeds $100 on each day the NYSE is open for trading other than national bank holidays. Upon request, a free credit balance in a Montgomery Securities brokerage account also may be invested in shares of the Money Funds following receipt by the Transfer Agent of investor instructions. If such instructions are received after 12:00 noon, New York time, Fund shares will be purchased at the next-determined asset value. Checkwriting privileges may not be available for Montgomery Securities brokerage accounts. For the Money Market Funds, the minimum initial investment through an investor's brokerage account with Montgomery Securities is $100.

Investing through Securities Brokers, Dealers and Financial Intermediaries

Investors may purchase shares of a Fund from other selected securities brokers, dealers or through financial intermediaries such as benefit plan administrators. Investors should contact these agents directly for appropriate instructions, as well as information pertaining to accounts and any service or transaction fees that may be charged by these agents. Purchase orders through securities brokers, dealers and other financial intermediaries are effected at the next-determined net asset value after receipt of the order by such agent, provided the agent transmits such order on a timely basis to the Transfer Agent so that it is received by 4:00 p.m. (1:00 p.m. for the Money Funds), New York time, on days that the Fund issues shares. Orders received after that time will be purchased at the next-determined net asset value. To the extent that these agents perform shareholder servicing activities for the Fund, they may receive fees from the Fund for such services.

Automatic  Redemption into Montgomery  Securities Brokerage Account (Money Funds
Only)

If a shareholder wishes, the Transfer Agent will redeem shares of the selected Money Fund automatically to satisfy debit balances in a shareholder's Montgomery Securities brokerage account or to provide necessary cash collateral for a shareholder's margin obligation to Montgomery Securities. Redemptions also may be effected automatically to settle securities transactions with Montgomery Securities if a shareholder's free credit balance on the day before settlement is insufficient to settle the transactions. Each Montgomery Securities brokerage account will, as of the close of business each day the NYSE is open for trading and is not a national bank holiday, automatically be scanned for debits and pending securities settlements, and, after application of any free credit balances in the account to such debits and pending securities settlements, a sufficient number of shares of the selected Money Fund, not to exceed the number of shares in the shareholder's account, will be redeemed on the next day the NYSE is open for trading to satisfy any remaining debits or amounts needed for pending securities settlements.

Redemption Orders Through Brokerage Accounts

Shareholders also may sell shares back to the Funds by wire or telephone through Montgomery Securities or selected securities brokers or dealers. Shareholders should contact their securities broker or dealer for appropriate instructions and for information concerning any transaction or service fee that may be imposed by the broker or dealer. Shareholders are entitled to the net asset value next determined after receipt of a redemption order by such broker-dealer, provided the broker-dealer transmits such order on a timely basis to the Transfer Agent so that it is received by 4:00 p.m., New York time (12:00 noon for the Money Funds), on a day that the Fund redeems shares. Orders received after that time are entitled to the net asset value next determined after receipt.

How Net Asset Value Is Determined

The net asset value of each Fund is determined once daily as of 4:00 p.m. (12:00 noon for the Money Funds), New York time, on each day that the NYSE is open for trading (except for bank holidays for the Fixed Income Funds). Per-share net asset value is calculated by dividing the value of each Fund's total net assets by the total number of that Fund's shares then outstanding.

As more fully described in the Statement of Additional Information, portfolio securities are valued using current market valuations: either the last reported sales price or, in the case of securities for which there is no reported last sale and fixed income securities, the mean between the closing bid and asked price. Securities for which market quotations are not readily available or which are illiquid are valued at their fair values as determined in good faith under the supervision of the Trusts' officers, and by the Manager and the Pricing Committee of the Boards, respectively, in accordance with methods that are specifically authorized by the Board. Short-term obligations with maturities of 60 days or less are valued at amortized cost as reflecting fair value.

The value of securities denominated in foreign currencies and traded on foreign exchanges or in foreign markets will be translated into U.S. dollars at the last price of their respective currency denomination against U.S. dollars quoted by a major bank or, if no such quotation is available, at the rate of exchange determined in accordance with policies established in good faith by the Board. Because the value of securities denominated in foreign currencies must be translated into U.S. dollars, fluctuations in the value of such currencies in relation to the U.S. dollar may affect the net asset value of Fund shares even without any change in the foreign-currency denominated values of such securities.

Because foreign securities markets may close before the Funds determine their net asset values, events affecting the value of portfolio securities occurring between the time prices are determined and the time the Funds calculate their net asset values may not be reflected unless the Manager, under supervision of the Board, determines that a particular event would materially affect a Fund's net asset value.


Dividends And Distributions

Each Fund distributes substantially all of its net investment income and net capital gains to shareholders each year. The amount and frequency of Fund distributions are not guaranteed and are at the discretion of the Board.
Currently, the Funds intend to distribute according to the following schedule:

                                       36



==========================================================================================================================
                                         Income Dividends                         Capital Gains
--------------------------------------------------------------------------------------------------------------------------
Equity Funds (except Equity              Declared and paid in November            Declared and paid in November
Income Fund)                             or December each year*                   or December each year*
--------------------------------------------------------------------------------------------------------------------------
Equity Income Fund                       Declared and paid on or about the        Declared and paid in November
                                         last business day of each quarter.       or December each year*
--------------------------------------------------------------------------------------------------------------------------
Multi-Strategy Funds                     Declared and paid in November            Declared and paid in November
                                         or December each year*                   or December each year*
--------------------------------------------------------------------------------------------------------------------------
Fixed-Income Funds                       Declared daily and paid monthly          Declared and paid in November
                                         on or about the last business day        or December each year*
                                         of each month
==========================================================================================================================

* Additional distributions, if necessary, may be made following each Fund's fiscal year end (June 30) in order to avoid the imposition of tax on a Fund.

Unless investors request cash distributions in writing at least seven business days before a distribution, or on the Account Application, all dividends and other distributions will be reinvested automatically in additional shares of the applicable Fund and credited to the shareholder's account at the closing net asset value on the reinvestment date.

Distributions Affect a Fund's Net Asset Value

Distributions are paid to you as of the record date of a distribution of a Fund, regardless of how long you have held the shares. Dividends and capital gains awaiting distribution are included in each Fund's daily net asset value. The share price of a Fund drops by the amount of the distribution, net of any subsequent market fluctuations. For example, assume that on December 31, the Growth Fund declared a dividend in the amount of $0.50 per share. If the Growth Fund's share price was $10.00 on December 30, the Fund's share price on December 31 would be $9.50, barring market fluctuations.

"Buying a Dividend"

If you buy shares of a Fund just before a distribution, you will pay the full price for the shares and receive a portion of the purchase price back as a taxable distribution. This is called "buying a dividend." In the example above, if you bought shares on December 30, you would have paid $10.00 per share. On December 31, the Fund would pay you $0.50 per share as a dividend and your shares would now be worth $9.50 per share. Unless your account is a tax-deferred account, dividends paid to you would be included in your gross income for tax purposes even though you may not have participated in the increase of net asset value of the Fund, regardless whether you reinvested the dividends.

Taxation

Except for the newer Funds that intend to elect and qualify as soon as possible, each of the Funds has elected and intends to continue to qualify to be treated as a regulated investment company under Subchapter M of the Code, by distributing substantially all of its net investment income and net capital gains to its shareholders and meeting other requirements of the Code relating to the sources of its income and diversification of assets. Accordingly, the Funds generally will not be liable for federal income tax or excise tax based on net income except to the extent their earnings are not distributed or are distributed in a manner that does not satisfy the requirements of the Code. If a Fund is unable to meet certain Code requirements, it may be subject to taxation as a corporation. Funds investing in foreign securities also may incur tax liability to the extent they invest in "passive foreign investment companies." See "Portfolio Securities" and the Statement of Additional Information.

For federal income tax purposes, any dividends derived from net investment income (except income consisting of tax-exempt interest for the Tax-Free Funds) and any excess of net short-term capital gain over net long-term capital loss that investors (other than certain tax-exempt organizations that have not borrowed to purchase Fund shares) receive from the Funds are considered ordinary income. Part of the distributions paid by the Funds may be eligible for the dividends-received deduction allowed to corporate shareholders under the Code. Distributions of the excess of net long-term capital gain over net short-term capital loss from transactions of a Fund are treated by shareholders as long-term capital gains regardless of the length of time the Fund's shares have been owned. Distributions of income and capital gains are taxed in the manner described above, whether they are taken in cash or are reinvested in additional shares of the Funds.

Each Fund will inform its investors of the source of their dividends and distributions at the time they are paid, and will promptly after the close of each calendar year advise investors of the tax status of those distributions and dividends. Investors (including tax-exempt and foreign investors) are advised to consult their own tax advisers regarding the particular tax consequences to them of an investment in shares of the Funds. Additional information on tax matters relating to the Funds and their shareholders is included in the Statement of Additional Information.

The Federal Money Fund intends, and the California Money and California Intermediate Bond Funds intend to continue, to qualify to pay "exempt-interest dividends" to their shareholders by maintaining, as of the close of each quarter of its taxable year, at least 50% of the value of its total assets in municipal securities. If these Funds satisfy this requirement, distributions from net investment income to shareholders will be exempt from federal income taxation to the extent net investment income is represented by interest on municipal securities. Distributions from other net investment income, such as market discount on municipal securities, and from certain other investment practices, such as certain transactions in options, will be ordinary income. Shareholders generally will not incur any federal income tax on the amount of exempt-interest dividends received by them from these Funds, whether taken in cash or reinvested in additional shares. Exempt-interest dividends are included, however, in determining what portion, if any, of a person's Social Security or railroad retirement benefits are subject to federal income tax.

General Information

The Trusts

All of the Funds with the exception of the Asset Allocation Fund are series of The Montgomery Funds, a Massachusetts business trust organized on May 10, 1990. The Asset Allocation Fund is a series of The Montgomery Funds II, a Delaware business trust organized on September 10, 1993. The Agreement and Declarations of Trust of both Trusts permit their Boards to issue an unlimited number of full and fractional shares of beneficial interest, $.01 par value, in any number of series. The assets and liabilities of each series within either of the two Trusts are separate and distinct from each other series.

This Prospectus relates only to the Class R shares of the Funds. The Funds offer other classes of shares to eligible investors and may in the future designate other classes of shares for specific purposes.

Shareholder Rights

Shares issued by the Funds have no preemptive, conversion or subscription rights. Each whole share is entitled to one vote as to any matter on which it is entitled to vote and each fractional share is entitled to a proportionate fractional vote. Shareholders have equal and exclusive rights as to dividends and distributions as declared by each Fund and to the net assets of each Fund upon liquidation or dissolution. Each Fund, as a separate series of its Trust, votes separately on matters affecting only that Fund (e.g., approval of the Investment Management Agreement); all series of each Trust vote as a single class on matters affecting all series of that Trust jointly or that Trust as a whole (e.g., election or removal of Trustees). Voting rights are not cumulative, so that the holders of more than 50% of the shares voting in any election of Trustees can, if they so choose, elect all of the Trustees of that Trust. While the Trusts are not required and do not intend to hold annual meetings of shareholders, such meetings may be called by each Trust's Board at its discretion, or upon demand by the holders of 10% or more of the outstanding shares of the Trust for the purpose of electing or removing Trustees. Shareholders may receive assistance in communicating with other shareholders in connection with the election or removal of Trustees pursuant to the provisions of Section 16(c) of the Investment Company Act.

Performance Information

From time to time, the Funds may publish their total return, and, in the case of certain Funds, current yield and tax equivalent yield in advertisements and communications to investors. Total return information generally will include a Fund's average annual compounded rate of return over the most recent four calendar quarters and over the period from the Fund's inception of operations. A Fund may also advertise aggregate and average total return information over different periods of time. Each Fund's average annual compounded rate of return is determined by reference to a hypothetical $1,000 investment that includes capital appreciation and depreciation for the stated period according to a specific formula. Aggregate total return is calculated in a similar manner, except that the results are not annualized. Total return figures will reflect all recurring charges against each Fund's income.

Current yield as prescribed by the SEC is an annualized percentage rate that reflects the change in value of a hypothetical account based on the income received from the Fund during a 30-day period. It is computed by determining the net change, excluding capital changes, in the value of a hypothetical pre-existing account having a balance of one share at the beginning of the period. A hypothetical charge reflecting deductions from shareholder accounts for management fees or shareholder services fees, for example, is subtracted from the value of the account at the end of the period and the difference is divided by the value of the account at the beginning of the base period to obtain the base period return. The result is then annualized. In the case of the California Money and California Intermediate Bond Funds, tax equivalent yield is the yield that a taxable investment must generate in order to equal (after applicable taxes are deducted) either Fund's yield for an investor in stated federal income and California personal income tax brackets. For the Federal Money Fund, tax equivalent yield is the yield that a taxable investment must generate in order to equal (after applicable taxes are deducted) the Fund's yield for an investor in stated federal income tax brackets. See "Performance Information" in the Statement of Additional Information.

Investment results of the Funds will fluctuate over time, and any presentation of the Funds' total return or current yield for any prior period should not be considered as a representation of what an investor's total return or current yield may be in any future period. The Funds' Annual Report contains additional performance information and is available upon request and without charge by calling (800) 572-FUND.

Legal Opinion

The validity of shares offered by this Prospectus will be passed on by Heller, Ehrman, White & McAuliffe, 333 Bush Street, San Francisco, California 94104.

Shareholder Reports and Inquiries

During the year, the Funds will send you the following information:

    o Confirmation statements are mailed after every transaction that affects your account balance, except for most money market transactions (monthly) and pre-authorized automatic investment, exchange and redemption services (quarterly).

    o Account statements are mailed after the close of each calendar quarter. (Retain your fourth-quarter statement for your tax records.)

    o Annual and semi-annual reports are mailed approximately 60 days after June 30 and December 31.

    o  1099 tax form(s) are mailed by January 31.

    o Annual updated prospectus is mailed to existing shareholders in October or November.

Unless otherwise requested, only one copy of each shareholder report or other material sent to shareholders will be mailed to each household with accounts under common ownership and the same address regardless of the number of shareholders or accounts at that household or address. Any questions should be directed to The Montgomery Funds at (800) 572-3863 or (800) 572-FUND.

Backup Withholding

Tax identification number (TIN)

Be sure to complete the Tax Identification Number section of the Fund's application when you open an account. Federal tax law requires the Fund to withhold 31% of taxable dividends, capital gains distributions and redemption and exchange proceeds from accounts (other than those of certain exempt payees) without a certified Social Security or tax identification number and certain other certified information or upon notification from the IRS or a broker that withholding is required.

A shareholder who does not have a TIN should apply for one immediately by contacting the local office of the Social Security Administration or the IRS. Backup withholding could apply to payments made to a shareholder's account while awaiting receipt of a TIN. Special rules apply for certain entities. For example, for an account established under the Uniform Gifts to Minors

Act, the TIN of the minor should be furnished. If a shareholder has been notified by the IRS that he or she is subject to backup withholding because he or she failed to report all interest and dividend income on his or her tax return and the shareholder has not been notified by the IRS that such withholding will cease, the shareholder should cross out the appropriate item in the Account Application. Dividends paid to a foreign shareholder's account by a Fund may be subject to up to 30% withholding instead of backup withholding.

A shareholder that is an exempt recipient should furnish a TIN and check the appropriate box. Exempt recipients include certain corporations, certain tax-exempt entities, tax-exempt pension plans and IRAs, governmental agencies, financial institutions, registered securities and commodities dealers and others. For further information, see Section 3406 of the Code and consult with a tax adviser.

                        ---------------------------------

This Prospectus is not an offering of the securities herein described in any state in which the offering is unauthorized. No salesman, dealer or other person is authorized to give any information or make any representation other than those contained in this Prospectus, the Statement of Additional Information, or in the Funds' official sales literature.

                                    Glossary

o Asset backed securities. Asset backed securities are secured by and payable from, pools of assets, such as motor vehicle installment sales contracts, installment loan contracts, leases of various types of real and personal property and receivables from revolving credit (e.g., credit card) agreements.

o Cash Equivalents. Cash equivalents are short-term, interest bearing instruments or deposits and may include, for example, commercial paper, certificates of deposit, repurchase agreements, bankers' acceptances, U.S. Treasury bills, bank money market deposit accounts, master demand notes and money market mutual funds. These consist of high-quality debt obligations, certificates of deposit and bankers' acceptances rated at least A-1 by S&P or Prime-1 by Moody's, or the issuer has an outstanding issue of debt securities rated at least A by S&P or Moody's, or are of comparable quality in the opinion of the Manager.

o Collateral assets include cash, letters of credit, U.S. government securities or other high-grade liquid debt or equity securities (except that instruments collateralizing loans by the Money Market Funds must be debt securities rated in the highest grade). Collateral assets are separately identified and rendered unavailable for investment or sale.

o Collateralized Mortgage Obligations (CMOs). Derivative mortgage-related securities that separate the cash flows of mortgage pools into different classes or tranches. Stripped mortgage securities are CMOs that allocate different proportions of interest and principal payments on a pool of mortgages. One class may receive all of the interest (the interest only or "IO" class) while another may receive all of the principal (principal only or "PO" class). The yield to maturity on any IO or PO class is extremely sensitive not only to changes in interest rates but also to the rate of principal payments and prepayments on underlying mortgages. In the most extreme cases, an IO class may become worthless.

o Convertible security. A fixed-income security (a bond or preferred stock) that may be converted at a stated price within a specified period of time into a certain quantity of the common stock of the same or a different issuer. Convertible securities are senior to common stock in a corporation's capital structure but are usually subordinated to similar non-convertible securities. The price of a convertible security is influenced by the market value of the underlying common stock.

o Covered call option. A call option is "covered" if the Fund owns the underlying securities, has the right to acquire such securities without additional consideration, has collateral assets sufficient to meet its obligations under the option, or owns an offsetting call option.

o Covered put option. A put option is "covered" if the Fund has collateral assets with a value not less than the exercise price of the option or holds a put option on the underlying security.

o Custodial receipts. Custodial receipts represent rights to receive certain future principal and interest payments on municipal securities deposited with a custodian. Typically, two classes of receipts are issued in a private placement. The interest rate of the first class is similar to that of the underlying Municipal Security. The value of the second class may be quite volatile.

o Depositary receipts include American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs"), Global Depositary Receipts
         ("GDRs") and other similar instruments. Depositary receipts are receipts typically issued in connection with a U.S. or foreign bank or trust company and evidence ownership of underlying securities issued by a foreign corporation.

o Derivatives include forward currency exchange contracts, stock options, currency options, stock and stock index options, futures contracts, swaps and options on futures contracts on U.S. Government and foreign government securities and currencies.

o Dollar roll transaction. A dollar roll transaction is similar to a reverse repurchase agreement except it requires a Fund to repurchase a similar rather than the same security.

o Duration. Traditionally, a debt security's "term to maturity" characterizes a security's sensitivity to changes in interest rates. However, "term to maturity" measures only the time until a debt security provides its final payment, taking no account of pre-maturity payments. Most debt securities provide interest ("coupon") payments in addition to a final ("par") payment at maturity, and some securities have call provisions allowing the issuer to repay the instrument in full before maturity date, each of which affect the security's response to interest rate changes. "Duration" is considered a more precise measure of interest rate risk than "term to maturity." Determining duration may involve the Manager's estimates of future economic parameters, which may vary from actual future values. Fixed-income securities with effective durations of three years are more responsive to interest rate fluctuations than those with effective durations of one year. For example, if interest rates rise by 1%, the value of securities having an effective duration of three years will generally decrease by approximately 3%.

o EAFE Index. The Morgan Stanley Capital International Europe, Australia, Far East Index.

o Emerging Market Companies. A company is considered to be an Emerging Market Company if its securities are principally traded in the capital market of an emerging market country; it derives at least 50% of its total revenue from either goods produced or services rendered in emerging market countries or from sales made in such emerging market countries, regardless of where the securities of such companies are principally traded; or it is organized under the laws of, and with a principal office in, an emerging market country. An emerging market country is one having an economy and market that are or would be considered by the World Bank or the United Nations to be emerging or developing.

o Equity derivative securities include, among other things, options on equity securities, warrants and future contracts on equity securities.

o Equity swaps. Equity swaps allow the parties to exchange the dividend income or other components of return on an equity investment (e.g., a group of equity securities or an index) for a component of return on another non-equity or equity investment. Equity swaps transitions may be volatile and may present the Fund with counterparty risks.

o        FHLMC.  The Federal Home Loan Mortgage Corporation.

o        FNMA.  The Federal National Mortgage Association.

o Forward currency contracts. A forward currency contract is a contract individually negotiated and privately traded by currency traders and their customers and creates an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Funds generally do not enter into forward contracts with terms greater than one year. A Fund generally enters into forward contracts only under two circumstances. First, if a Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, it may desire to "lock in" the U.S. dollar price of the security by entering into a forward contract to buy the amount of a foreign currency needed to settle the transaction. Second, if the Manager believes that the currency of a particular foreign country will substantially rise or fall against the U.S. dollar, it may enter into a forward contract to buy or sell the currency approximating the value of some or all of a Fund's portfolio securities denominated in such currency. A Fund will not enter into a forward contract if, as a result, it would have more than one-third of total assets committed to such contracts (unless it owns the currency that it is obligated to deliver or has caused its custodian to segregate Segregable Assets having a value sufficient to cover its obligations). Although forward contracts are used primarily to protect a Fund from adverse currency movements, they involve the risk that currency movements will not be accurately predicted.

o Futures and options on futures. An interest rate futures contract is an agreement to purchase or sell debt securities, usually U.S. government securities, at a specified date and price. For example, a Fund may sell interest rate futures contracts (i.e., enter into a futures contract to sell the underlying debt security) in an attempt to hedge against an anticipated increase in interest rates and a corresponding decline in debt securities it owns. Each Fund will have collateral assets equal to the purchase price of the portfolio securities represented by the underlying interest rate futures contracts it has an obligation to purchase.

o        GNMA.  The Government National Mortgage Association.

o Highly rated debt securities. Debt securities rated within the three highest grades by Standard & Poor's Corporation ("S&P") (AAA to A), Moody's Investors Services, Inc. ("Moody's") (Aaa to A) or Fitch Investor Services, Inc. ("Fitch") (AAA to A), or in unrated debt securities deemed to be of comparable quality by the Manager using guidelines approved by the Board of Trustees. See the Appendix to the Statement of Additional Information for a description of these ratings.

o Illiquid securities. The Funds treat any securities subject to restrictions on repatriation for more than seven days and securities issued in connection with foreign debt conversion programs that are restricted as to remittance of invested capital or profit as illiquid. The Funds also treat repurchase agreements with maturities in excess of seven days as illiquid. Illiquid securities do not include securities that are restricted from trading on formal markets for some period of time but for which an active informal market exists, or securities that meet the requirements of Rule 144A under the Securities Act of 1933 and that, subject to the review by the Board and guidelines adopted by the Board, the Manager has determined to be liquid.

o Investment grade. Investment grade debt securities are those rated within the four highest grades by S&P (at least BBB), Moody's (at least
         Baa) or Fitch (at least Baa) or in unrated debt securities deemed to be of comparable quality by the Manager using guidelines approved by the Board of Trustees.

o        Leverage.  Some Funds may use leverage in an effort to increase return.
         Although leverage creates an opportunity for increased income and gain, it also creates special risk considerations. Leveraging also creates interest expenses that can exceed the income from the assets retained.

o Municipal securities. Municipal securities are obligations issued by, or on behalf of, states, territories and possessions of the U.S. and the District of Columbia, and their political subdivisions, agencies, authorities and instrumentalities, including industrial development bonds, as well as obligations of certain agencies and instrumentalities of the U.S. Government. Municipal securities are classified as general obligation bonds, revenue bonds and notes. General obligation bonds are secured by the issuer's pledge of its faith, credit and taxing power for the payment of principal and interest. Revenue bonds are payable from revenue derived from a particular facility, class of facilities or the proceeds of a special excise or other specific revenue source but not from the issuer's general taxing power. Private activity bonds and industrial revenue bonds, in most cases, are revenue bonds that do not carry the pledge of the credit of the issuing municipality but generally are guaranteed by the corporate entity on whose behalf they are issued. Notes are short-term instruments that are obligations of the issuing municipalities or agencies sold in anticipation of a bond sale, collection of taxes or other receipt of revenues.

o Options on securities, securities indices and currencies. A Fund may purchase call options on securities which it intends to purchase (or on currencies in which those securities are denominated) in order to limit the risk of a substantial increase in the market price of such security (or an adverse movement in the applicable currency). A Fund may purchase put options on particular securities (or on currencies in which those securities are denominated) in order to protect against a decline in the market value of the underlying security below the exercise price less the premium paid for the option (or an adverse movement in the applicable currency relative to the U.S. dollar). Prior to expiration, most options are expected to be sold in a closing sale transaction. Profit or loss from the sale depends upon whether the amount received is more or less than the premium paid plus transaction costs. A Fund may purchase put and call options on stock indices in order to hedge against risks of stock market or industry-wide stock price fluctuations.

o Participation interests. Participation interests are issued by financial institutions and represent undivided interests in municipal securities. Participation interests may have fixed, floating or variable rates of interest. Some participation interests are subject to a "nonappropriation" or "abatement" feature by which, under certain conditions, the issuer of the underlying Municipal Security, without penalty, may terminate its payment obligation. In such event, the Funds must look to the underlying collateral.

o Repurchase agreement. With a repurchase agreement, a Fund acquires a U.S. Government security or other high-grade liquid debt instrument
         (for the Money Market Funds, the instrument must be rated in the highest grade) from a financial institution that simultaneously agrees to repurchase the same security at a specified time and price.

o Reverse dollar roll transactions. When a Fund engages in a reverse dollar roll, it purchases a security from a financial institution and concurrently agrees to resell a similar security to that institution at a later date at an agreed-upon price.

o Reverse repurchase agreement. In a reverse repurchase agreement, a Fund sells to a financial institution a security that it holds and agrees to repurchase the same security at an agreed-upon price and date.

o        S&P 500.  Standard & Poor's 500 Composite Price Index.

o Securities lending. A fund may lend securities to brokers, dealers and other financial organizations. Each securities loan is collateralized with collateral assets in an amount at least equal to the current market value of the loaned securities, plus accrued interest. There is a risk of delay in receiving collateral or in recovering the securities loaned or even a loss of rights in collateral should the borrower fail financially.

o Tender option bonds. Tender option bonds are municipal securities that have a relatively long maturity and bear interest at a fixed rate substantially higher than the prevailing short-term tax-exempt rates, coupled with an option to tender the securities at periodic intervals and in order to receive the securities' face value. In return for the option, the holder of the securities pays a fee in an amount that causes the municipal securities to trade at face value when the option is issued. Effectively, the security bears the short-term tax-exempt rate at the time the option was issued.

o U.S. government securities include U.S. Treasury bills, notes, bonds and other obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

o Variable rate demand notes. Variable rate demand notes ("VRDNs") are instruments with rates of interest adjusted periodically or which "float" continuously according to specific formulae and often have a demand feature entitling the purchaser to resell the securities.

o A warrant typically is a long-term option that permits the holder to buy a specified number of shares of the issuer's underlying common stock at a specified exercise price by a particular expiration date. A warrant not exercised or disposed of by its expiration date expires worthless.

o When-issued and forward commitment securities. The Funds may purchase U.S. Government or other securities on a "when- issued" basis and may purchase or sell securities on a "forward commitment" or "delayed delivery" basis. The price is fixed at the time the commitment is made, but delivery and payment for the securities take place at a later date. When-issued securities and forward commitments may be sold prior to the settlement date, but a Fund will enter into when-issued and forward commitments only with the intention of actually receiving or delivering the securities. No income accrues on securities that have been purchased pursuant to a forward commitment or on a when-issued basis prior to delivery to a Fund. At the time a Fund enters into a transaction on a when-issued or forward commitment basis, it supports its obligation with collateral assets equal to the value of the when-issued or forward commitment securities and causes the collateral assets to be marked to market daily. There is a risk that the securities may not be delivered and that the Fund may incur a loss.

o Zero coupon bonds. Zero coupon bonds are debt obligations that do not pay current interest and are consequently issued at a significant discount from face value. The discount approximates the total interest the bonds will accrue and compound over the period to maturity or the first interest-payment date at a rate of interest reflecting the market rate of interest at the time of issuance.

                               Investment Manager
                        Montgomery Asset Management, L.P.
                              101 California Street
                         San Francisco, California 94111
                                 1-800-572-FUND

                                   Distributor
                              Montgomery Securities
                              600 Montgomery Street
                         San Francisco, California 94111
                                 1-415-627-2485

                                    Custodian
                          Morgan Stanley Trust Company
                              One Pierrepont Plaza
                            Brooklyn, New York 11201

                                 Transfer Agent
                                DST Systems, Inc.
                                 P.O. Box 419073
                        Kansas City, Missouri 64141-6073
                                 1-800-572-3863

                                    Auditors
                              Deloitte & Touche LLP
                                50 Fremont Street
                         San Francisco, California 94105

                                  Legal Counsel
                        Heller, Ehrman, White & McAuliffe
                                 333 Bush Street
                         San Francisco, California 94104